UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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WAYSIDE TECHNOLOGY GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WAYSIDE TECHNOLOGY GROUP, INC.

1157 Shrewsbury Avenue

Shrewsbury, New Jersey 07702

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 6, 2012

To our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Wayside Technology Group, Inc. (the “Company”) will be held at Morgens, Waterfall, Vintiadis & Company, Inc., 600 Fifth Avenue, 27th Floor, New York, New York, on June 6, 2012 at 10:00 AM, local time, for the following purposes, which are more fully described in the proxy statement:

1.              To elect seven directors to the Company’s Board of Directors, to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

2.              To approve the Company’s 2012 Stock-Based Compensation Plan (the “Stock Plan”) and the allocation of 600,000 shares of our common stock reserved for issuance under the Stock Plan;

3.              To approve the Company’s 2012 Executive Incentive Plan (the “Executive Plan”) to permit the payment of awards that qualify as deductible performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended;

4.              To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for 2012; and

5.              To consider and take action upon such other matters as may properly come before the Meeting and any adjournment or postponement thereof.

The close of business on April 9, 2012 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. Commencing 10 days prior to the Meeting, a complete list of stockholders will be open to the examination of any stockholder for any purpose germane to the Meeting, during ordinary business hours, at the Company’s headquarters, 1157 Shrewsbury Avenue, Shrewsbury, New Jersey. A complete list of stockholders will also be open to the examination of any stockholder at the Meeting. The transfer books of the Company will not be closed.

All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, you are respectfully requested to fill in, sign, date and return the enclosed proxy promptly in the accompanying envelope, which requires no postage if mailed in the United States.

A copy of the Company’s Annual Report for the fiscal year ended December 31, 2011 is enclosed herewith.

By Order of the Board of Directors,

Simon F. Nynens,
Chairman
April 23, 2012

Every stockholder vote is important and we encourage you to vote promptly. To assure that your shares are represented at the annual meeting, please vote your shares by completing, dating and signing the enclosed proxy and mailing it promptly in the postage-paid envelope provided, whether or not you plan to attend the meeting. Instructions regarding submitting a proxy are contained on the proxy card. You may revoke your proxy at any time before it is voted.

WAYSIDE TECHNOLOGY GROUP, INC.

1157 Shrewsbury Avenue

Shrewsbury, New Jersey 07702

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of Wayside Technology Group, Inc. (the “Company”) of proxies to be voted at the Annual Meeting of Stockholders (the “Meeting”) to be held at Morgens, Waterfall, Vintiadis & Company, Inc., 600 Fifth Avenue, 27th Floor, New York, New York, on June 6, 2012 at 10:00 AM, local time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy may revoke it at any time before it is exercised by written notice to the Corporate Secretary of the Company at the above-stated address or by giving a later dated proxy. Attendance at the Meeting will not have the effect of revoking the proxy unless such written notice is given, or unless the stockholder votes by ballot at the Meeting.

The approximate date on which this proxy statement and the accompanying form of proxy will first be sent or given to the Company’s stockholders is April 23, 2012.

VOTING SECURITIES

Only holders of shares of the Company’s Common Stock, $.01 par value per share (“Common Stock”), of record at the close of business on April 9, 2012 are entitled to vote at the Meeting. On April 9, 2012 (the “Record Date”), 4,670,985 shares of Common Stock were issued and outstanding. In addition, on that date, 613,515 shares were held in treasury by the Company and deemed issued but not outstanding. Each outstanding share of Common Stock entitles the holder thereof to one vote upon all matters to be acted upon at the Meeting. The presence in person or by proxy of holders of a majority in interest of the outstanding shares of Common Stock entitled to vote at the Meeting shall constitute a quorum. The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy entitled to vote at the Meeting is necessary to elect the nominees for election as Directors. Accordingly, shares not voted in the election of Directors (including shares covered by a proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a proxy as to which authority is withheld to vote for only one or less than all of the identified nominees) will not prevent the election of any of the nominees for Director. To approve the Company’s 2012 Stock-Based Compensation Plan (the “Stock Plan”), the Company’s 2012 Executive Incentive Plan (the “Executive Plan”), and to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for 2012, and for all other matters, if any, submitted to stockholders at the Meeting, if a quorum is present, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required for approval. As a result, abstention votes will have the effect of a vote against such matters. Abstentions and broker non-votes with respect to approval of the Stock Plan, approval of the Executive Plan and the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for 2012 are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

If the enclosed proxy is properly executed and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated, the Common Stock represented thereby will be voted FOR the election of each of the nominees set forth under the caption “Election of Directors”, FOR the approval of the Stock Plan, FOR the approval of the Executive Plan and FOR the ratification of the Company’s independent registered public accounting firm and, in the discretion of the persons named in the proxies as proxy appointees, as to any other matter that may properly come before the Meeting.

Your vote is important. Accordingly, you are urged to fill in, sign, date and return the accompanying proxy card whether or not you plan to attend the Meeting. If you do attend, you may vote by ballot at the Meeting, thereby canceling any proxy previously given.

CORPORATE GOVERNANCE

Role of the Board of Directors

In accordance with the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws, our business, property and affairs are managed under the direction of the Board of Directors. Although our non-employee Directors are not involved in our day-to-day operating details, they are kept informed of our business through written reports and documents provided to them regularly, as well as by operating, financial and other reports presented by our officers at meetings of the Board of Directors and committees of the Board of Directors.

Board Leadership Structure

Simon F. Nynens is currently the Chairman of our Board of Directors and our Chief Executive Officer. Our Board believes that this leadership structure provides the most efficient and effective leadership model for our Company by enhancing the ability of the Chairman and Chief Executive Officer to provide clear insight and direction of business strategies and plans to both the Board of Directors and management. The Board of Directors believes that it can most effectively perform its monitoring and oversight role by acting as a unified whole, with the Chairman also being a member of the management team, and that the advantages of having a CEO Chairman with extensive knowledge of our company (as compared to a relatively less informed independent Chairman) outweigh potential disadvantages.

Another key component of our leadership structure is our strong governance practices designed to ensure that the Board of Directors effectively carries out its responsibility for the oversight of management. The majority of our directors are independent, and all Board committees are comprised entirely of independent directors. We do not have a lead independent director. Non-management directors meet at each Board meeting in regularly scheduled executive sessions and may schedule additional executive sessions as appropriate. Members of management do not attend these executive sessions. The Board has full access to the management team at all times. In addition, the Board or any committee thereof may retain, on such terms as determined by the Board or such committee, as applicable, in its sole discretion, independent legal, financial and other consultants and advisors to assist the Board or committee, as applicable, in discharging its oversight responsibilities.

Board Oversight of Risk Management

Our Board believes that overseeing how management manages the various risks we face is one of its most important responsibilities to the Company’s stakeholders. The Board believes that, in light of the interrelated nature of the Company’s risks, oversight of risk management is the responsibility of the full Board. In carrying out this critical responsibility, the Board meets at least annually with key members of management with primary responsibility for management of risk in their respective areas of responsibility.

Meetings of the Board of Directors

The Board of Directors met six times in 2011. Each of the Directors attended at least 75% of all meetings held by the Board of Directors and meetings of each committee of the Board of Directors on which such Director served during 2011.

Communication with the Board of Directors; Director Attendance at Annual Meetings

Stockholders may communicate with a member or members of the Board of Directors by addressing their correspondence to the Board member or members c/o the Corporate Secretary, Wayside Technology Group, Inc., 1157 Shrewsbury Avenue, Shrewsbury, NJ 07702. Our Corporate Secretary will review the correspondence and forward it to the chair of the appropriate committee or to any individual Director or Directors to whom the communication is directed, unless the communication is unduly hostile, threatening and illegal, does not reasonably relate to Wayside Technology Group, Inc., or our business, or is similarly inappropriate. Our Corporate Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Recognizing that Director attendance at our annual meetings can provide our stockholders with a valuable opportunity to communicate with Board members about issues affecting our Company, we encourage our Directors to attend each annual meeting of stockholders. All Board members attended last year’s annual stockholders’ meeting.

Director Independence

The Board of Directors has determined that the following Directors are independent under the Nasdaq listing standards: Messrs. Boyer, Faith, Meyercord, Morgens, Weingarten and Willett.

Committees of the Board of Directors

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.

Audit Committee.  The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee: (i) monitors the integrity of the Company’s financial statements, financial reporting process and internal controls regarding finance, accounting and legal compliance; monitors the independence and performance of our independent registered public accounting firm; (ii) provides an avenue of communication among the independent registered public accounting firm, management (including internal audit) and our Board of Directors; and (iii) monitors significant litigation and financial risk exposure. The current members of the Audit Committee are Messrs. Weingarten (Chairman), Meyercord and Willett, each of whom is independent as defined by the Nasdaq listing standards and applicable SEC rules. The Board of Directors has determined that Mr. Weingarten meets the criteria as an “audit committee financial expert” as defined in applicable SEC rules. The Audit Committee met six times during 2011.

The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is available on our website at http://www.waysidetechnology.com/content.aspx?name=content_auditcharter in the Corporate Governance relations section. The report of the Audit Committee is on page 30 of this proxy statement.

Compensation Committee.  The Board of Directors has a Compensation Committee which: (i) reviews and monitors matters related to management development and succession; (ii) develops and implements executive compensation policies and pay for performance criteria for the Company; (iii) reviews and approves the initial and annual base salaries, annual incentive bonus and all long-term incentive awards of our Chief Executive Officer; (iv) reviews and approves such compensation arrangements for all executive officers and certain other key employees; (v) approves stock-related incentives under our stock incentive and executive compensation plans, and exercises all powers of the Board of Directors under those plans other than the power to amend or terminate those plans and other than with respect to non-employee directors, which determinations are subject to Board approval; (vi) reviews and approves material matters concerning our employee compensation and benefit plans; and (vii) carries out such responsibilities as have been delegated to it under various compensation and benefit plans and such other responsibilities with respect to our compensation matters as may be referred to it by our Board of Directors or management. Under its charter, the Compensation Committee may form and delegate authority to subcommittees or, to the extent permitted under applicable laws, regulations and Nasdaq rules, to any other independent director, in each case to the extent the Compensation Committee deems necessary or appropriate. The Compensation Committee has the right to consult with or obtain input from management but, except as expressly provided in its charter, may not delegate any of its responsibilities to management. The current members of the Compensation Committee are Messrs. Meyercord (Chairman) and Morgens, each of whom is independent as defined by the Nasdaq listing standards. The Compensation Committee met one time during 2011.

The Compensation Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on our website at http://www.waysidetechnology.com/content.aspx?name=content_compcharter in the Corporate Governance section. The report of the Compensation Committee is on page 30 of this proxy statement.

Nominating and Governance Committee.  The Board of Directors has a Nominating and Governance Committee which identifies individuals qualified to become Board members and recommends to the Board director nominees for election at the next Annual Meeting of Stockholders.  Currently, the members of the Nominating and Governance Committee are Messrs. Boyer (Chairman), Willett and Weingarten, each of whom is independent as defined by the Nasdaq listing standards. The Nominating and Governance Committee met once during 2011. The Nominating and Governance Committee operates under a written charter adopted by the Board of Directors. The Nominating and Governance Committee charter is available in the Corporate Governance section of our website at http://www.waysidetechnology.com/content.aspx?name=content_nomincharter.

Director Nominations

The Nominating and Governance Committee will consider recommendations for directorships submitted by our stockholders. Stockholders who wish the Nominating and Governance Committee to consider their recommendations for nominees for the position of Director should submit their recommendations, in accordance with the procedures set forth below, in writing to: Corporate Secretary, Wayside Technology Group, Inc., 1157 Shrewsbury Avenue, Shrewsbury, NJ 07702. In order to be considered for inclusion in the proxy statement and form of proxy for the annual meeting of stockholders to be held in 2013, the stockholder’s notice must be received by our Company not less than 120 days nor more than 150 days before the first anniversary of the date of this proxy statement.

For nominations, such stockholder’s notice shall set forth as to each person whom the stockholder proposes to nominate for election as a Director: (A) the name, age, business address and residential address of such person; (B) the principal occupation or employment of such person; (C) the class and number of shares of stock of our Company that are beneficially owned by such person; (D) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors or is otherwise required by the rules and regulations of the SEC promulgated under the Exchange Act; and (E) the written consent of the nominee to be named in the proxy statement as a nominee and to serve as a Director if elected. In addition, as to the stockholder giving the notice, such notice shall state: (A) the name, business address, and residential address, as they appear on our stock transfer books, of the nominating stockholder; (B) a representation that the nominating stockholder is a stockholder of record and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (C) the class and number of shares of stock of our Company beneficially owned by the nominating stockholder; and (D) a description of all arrangements or understandings between the nominating stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominating stockholder.

In its assessment of each potential candidate, the Nominating and Governance Committee will review the nominee’s professional ethics, integrity and values, skills, judgment, experience, independence, commitment to representing the long-term interests of the stockholders, understanding of our Company’s or other related industries and such other factors as the Nominating and Governance Committee determines are pertinent in light of the current needs of the Board of Directors. The Nominating and Governance Committee seeks to identify candidates representing diverse experiences at policy-making levels in business, management, marketing, finance, human resources, communications and in other areas that are relevant to our activities. The Nominating and Governance Committee will also take into account the ability of a Director to devote the time and effort necessary to fulfill his or her responsibilities to our Company. After full consideration, the stockholder proponent will be notified of the decision of the Nominating and Governance Committee.

Nominees may also be recommended by Directors, members of management, or, in some cases, by a third party firm. In identifying and considering candidates for nomination to the Board, the Nominating and Governance Committee considers, in addition to the requirements described above and set out in its charter, quality of experience, our needs and the range of knowledge, experience and diversity represented on the Board. Each Director candidate will be evaluated by the Nominating and Governance Committee based on the same criteria and in the same manner, regardless of whether the candidate was recommended by a Company stockholder or by others. The Nominating and Governance Committee will conduct the appropriate and necessary inquiries with respect to the backgrounds and qualifications of all Director nominees. The Nominating and Governance Committee will also review the independence of each candidate and other qualifications of all Director candidates, as well as consider questions of possible conflicts of interest between Director nominees and our Company.

After the nominating and governance committee has completed its review of a nominee’s qualifications and conducted the appropriate inquiries, the Nominating and Governance Committee will make a determination whether to recommend the nominee for approval by the Board of Directors. If the Nominating and Governance Committee decides to recommend the director nominee for nomination by the Board of Directors and such recommendation is accepted by the Board, the form of our proxy solicited will include the name of the director nominee.

Director Compensation and Arrangements

The following table sets forth information regarding the compensation earned by or awarded to each Director who is not a Named Executive Officer who served on the Company’s Board of Directors for the fiscal year ended December 31, 2011.

	Fees Earned or Paid In	Stock	All Other
Name	Cash ($)	Awards ($) (1)	Compensation ($) (2)	Total ($)
Mark T. Boyer (3)	23,000	15,513	1,344	39,857
F. Duffield Meyercord (4)	33,000	15,513	1,344	49,857
Edwin H. Morgens (5)	21,000	15,513	1,344	37,857
Allan D. Weingarten (6)	39,000	15,513	1,344	55,857
William Willett (7)	28,000	23,868	1,584	53,452
Mike Faith	18,000	—	—	18,000

(1)         The amount included in “Stock Awards” is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 (formerly FAS 123R).

(2)         The amount included in “All Other Compensation” represents dividends that the Company paid to the directors in 2011 on the unvested portion of their restricted stock awards.

(3)         At December 31, 2011, Mr. Boyer had 1,700 shares of unvested restricted common stock and 31,375 options outstanding pursuant to the 1995 Director Plan (defined below).

(4)         At December 31, 2011, Mr. Meyercord had 1,700 shares of unvested restricted common stock and 31,375 options outstanding pursuant to the 1995 Director Plan.

(5)         At December 31, 2011, Mr. Morgens had 1,700 shares of unvested restricted common stock and 31,375 options outstanding pursuant to the 1995 Director Plan.

(6)         At December 31, 2011, Mr. Weingarten had 1,700 shares of unvested restricted common stock and 31,375 options outstanding pursuant to the 1995 Director Plan.

(7)         At December 31, 2011, Mr. Willett had 1,700 shares of unvested restricted common stock and 14,320 options outstanding pursuant to the 1995 Stock Plan.

Each outside Director (i.e., non-employee) receives $4,000 per quarter for serving on the Board, an additional $1,000 per meeting of the Board of Directors, $1,000 per Audit Committee meeting, $1,000 per Nominating and Governance Committee meeting, and $500 per Compensation Committee meeting, as well as reimbursement for reasonable expenses incurred in connection with service as a Director. The Chair of the Audit Committee receives an annual fee of $10,000. The Chair of the Compensation Committee receives an annual fee of $5,000. The Directors that are our employees receive no fees for serving on the Board of Directors.

Code of Business Conduct and Ethics

In January 2004, we adopted a Code of Ethical Conduct. The full text of the Code of Ethical Conduct, which applies to all employees, officers and directors of the Company, including our Chief Executive Officer, Principal Financial Officer and Principal Accounting Officer is available at our web site, http://www.waysidetechnology.com/content.aspx?name=content_ethics. The Company endeavors to disclose any amendment to, or waiver from, a provision of the Code of Ethical Conduct that applies to our Chief Executive Officer, Chief Accounting Officer or Controller on our investor relations web site.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 9, 2012 by (i) each person who, to the knowledge of the Company, beneficially owns more than 5% of the outstanding Common Stock of the Company, (ii) each of the Directors (including the nominees for Director), (iii) the Company’s Chief Executive Officer during 2011 (including each person serving as the Company’s principal executive officer during any part of 2011), the Company’s principal financial officer during 2011 (including each person serving as the Company’s principal financial officer during any part of 2011) and each of the three other most highly compensated executive officers of the Company who were serving as such as of December 31, 2011 (collectively, the “Named Executive Officers”), and (iv) all Directors and executive officers of the Company as a group. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Name	Number of Shares Beneficially Owned	Percent
Directors (including all nominees) and Named Executive Officers
Mark T. Boyer (1)	405,293	8.6%
Simon F. Nynens (2)	368,934	7.7%
Edwin H. Morgens (3)	211,482	4.5%
F. Duffield Meyercord (4)	85,875	1.8%
Dan Jamieson (5)	72,276	1.5%
Vito Legrottaglie (6)	56,088	1.2%
Allan D. Weingarten (7)	42,875	*
William H. Willett (8)	33,820	*
Kevin Scull (9)	27,166	*
Richard Bevis (10)	25,431	*
Shawn Giordano (11)	10,028	*
Mike Faith (12)	4,000	*
All Directors and executive officers as a group (12 persons) (13)	1,343,268	26.8%
Beneficial owners of 5% of Common Stock
Eagle Asset Management, Inc. (14)	372,403	8.0%
Edmund H. Shea, Jr.; Mary Shea; and E&M RP Trust (15)	275,877	5.9%
ROI Master Fund, Ltd. (16)	267,568	5.7%
J. Steven Emerson (17)	262,951	5.6%

* Less than one percent

To the Company’s knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has “beneficial ownership” with respect to the shares set forth opposite such person’s name. Unless otherwise noted below, the information as to beneficial ownership is based upon statements furnished to the Company by the beneficial owners. For purposes of computing the percentage of outstanding shares held by each person named above, pursuant to the rules of the Securities and Exchange Commission (“SEC”), any security that such person has the right to acquire within 60 days of the date of calculation is deemed to be outstanding, but such security is not deemed to be outstanding for purposes of computing the percentage ownership of any other person.

The address for each Director and executive officer of the Company is c/o Wayside Technology Group, Inc., 1157 Shrewsbury Avenue, Shrewsbury, New Jersey 07702.

(1)                     Beneficial ownership information is based upon information provided by ROI Master Fund, Ltd. (“ROI”) and Mr. Boyer. By virtue of Mr. Boyer’s ownership interest in ROI, Mr. Boyer may be deemed to beneficially own the 267,568 shares beneficially owned by ROI. See footnote 16 below. Mr. Boyer beneficially owns directly 104,875 shares, including 31,375 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 9, 2012 and 1,475 shares of unvested restricted stock. Mr. Boyer is a member of our Board of Directors.

(2)                     Includes 114,320 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 9, 2012 and 136,250 shares of unvested restricted stock. Mr. Nynens is Chairman of our Board of Directors and our President and Chief Executive Officer.

(3)                     Includes 20,000 shares of Common Stock held by a trust for the benefit of Mr. Morgens’ daughter, with respect to which Mr. Morgens disclaims beneficial ownership, 31,375 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 9, 2012 and 1,475 shares of unvested restricted stock. Mr. Morgens is a member of our Board of Directors.

(4)                     Includes 31,375 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 9, 2012 and 1,475 shares of unvested restricted stock. Mr. Meyercord is a member of our Board of Directors.

(5)                     Includes 45,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 9, 2012 and 10,250 shares of unvested restricted stock. Mr. Jamieson is Vice President and General Manager of Lifeboat Distribution (“Lifeboat”).

(6)                     Includes 35,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 9, 2012 and 10,250 shares of unvested restricted stock. Mr. Legrottaglie is our Vice President of Operations.

(7)                     Includes 31,375 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 9, 2012 and 1,475 shares of unvested restricted stock. Mr. Weingarten is a member of our Board of Directors.

(8)                     Includes 14,320 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 9, 2012 and 1,475 shares of unvested restricted stock. Mr. Willett is a member of our Board of Directors.

(9)                     Includes 10,250 shares of unvested restricted stock. Mr. Scull is our Vice President and Chief Accounting Officer.

(10)              Includes 11,250 shares of unvested restricted stock. Mr. Bevis is our Vice President of Marketing.

(11)              Includes 10,000 shares of unvested restricted stock. Mr. Giordano is Vice President of Sales.

(12)              Includes 2,000 shares of Common Stock held by a trust, over which Mr. Faith is a custodian, for the benefit of his children and 2,000 shares held in an Individual Retirement Account. Mr. Faith is a member of our Board of Directors.

(13)              Includes 334,140 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days following April 9, 2012 and 195,625 shares of unvested restricted stock.

(14)              Based solely on information provided by Eagle Asset Management, Inc. in a Schedule 13G/A filed with the SEC on January 19, 2012. The address of Eagle Asset Management, Inc. is 880 Carillon Parkway, St. Petersburg, FL 33716.

(15)              Based solely on information provided by Edmund H. Shea, Jr., Mary Shea and E&M RP Trust in a Schedule 13G filed with the SEC on November 29, 2007. The address for Edmund H. Shea, Jr., Mary Shea and E&M RP Trust is 655 Brea Canyon Road, Walnut, CA 91789.

(16)             Based solely on information provided by ROI in a Schedule 13G/A filed with the SEC on March 7, 2006. The address for ROI is 300 Drakes Landing Road, Suite 175, Greenbrae, CA 94904.

(17)              Based solely on information provided by Emerson Partners and J. Steven Emerson in a Schedule 13G/A filed with the SEC on November 17, 2005. The address of J. Steven Emerson is 1522 Ensley Avenue, Century City, CA 90024. Includes 25,151 shares of Common Stock owned by Emerson Partners, over which Mr. Emerson exercises voting and dispositive powers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) under the Exchange Act requires the Company’s officers and Directors and holders of more than ten percent of the Company’s outstanding shares of Common Stock to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of these reports. Based solely upon a review of such reports, or on written representations from certain reporting persons that no reports were required for such persons, the Company believes that during 2011 all required events of its officers, Directors and 10% stockholders required to be so reported, were timely filed.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Meeting, seven Directors will be elected by the stockholders to serve until the next annual meeting or until their successors are elected and qualified. The accompanying proxy will be voted for the election as Directors of the nominees listed below, all of whom are currently Directors of the Company, unless the proxy contains contrary instructions. Each of the nominees has consented to be named in this proxy statement and to serve as a Director upon election, and management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the proxy will be voted for the election of such person or persons as shall be designated by the Directors.

Set forth below is certain information, as of April 9, 2012, with respect to each nominee:

Name	Age	Principal Occupation and Experience, Qualifications, Attributes or Skills	Director Since
Simon F. Nynens	40

Mr. Nynens was appointed our President and Chief Executive Officer and elected to our Board in January 2006. In June 2006, Mr. Nynens was appointed Chairman of the Board. He previously held the positions of Executive Vice President and Chief Financial Officer from June 2004 to January 2006, and Vice President and Chief Financial Officer from January 2002 to June 2004. Prior to that appointment he served as the Vice President and Chief Operating Officer of the Company’s European operations. The Board believes that Mr. Nynens qualifications to serve as a Board member include his 13 years of service with the Company, and his previous leadership positions in operations, sales and finance.

			January 2006

William H. Willett	75

Mr. Willett has served as a Director of the Company since December 1996. Mr. Willett served as Chairman of the Board from July 1998 to July 2006. Mr. Willett also served as President and Chief Executive Officer of the Company from July 1998 to January 2006. The Board believes that Mr. Willett’s qualifications to serve on the Board of Directors include his experience as the former CEO of the Company, his knowledge of the industry and key contacts within the industry.

			December 1996

F. Duffield Meyercord	65

Mr. Meyercord has served as a Director of the Company since December 1991. Mr. Meyercord has been a Managing Partner of Carl Marks Advisory Group, LLC in New York since 1996. He is also the President and founder of Meyercord Advisors, Inc., a consulting firm offering financial and operational assistance to corporations. Mr. Meyercord currently serves as a Director of the Peapack Gladstone Bank and Headway Corporate Resources. The Board believes that Mr. Meyercord’s qualifications to serve on the Board include his 35 years experience in directing strategic projects and providing operation advisory services to numerous businesses.

			December 1991

Edwin H. Morgens	70

Mr. Morgens was a founder of the Company and has served as a Director of the Company since May 1982. Mr. Morgens is and has been the Chairman and co-founder of Morgens, Waterfall, Vintiadis & Co. Inc., an investment firm in New York, New York, since 1968. The Board believes that Mr. Morgens is qualified to serve on the Board as he provides valuable insight to the Board from a managerial and entrepreneurial perspective, which he gained during his extensive experience in the investment industry.

			May 1982

Allan D. Weingarten	74

Mr. Weingarten has served as a Director of the Company since April 1997. From January 2001, until retiring in December 2003, Mr. Weingarten was the Senior Vice President and Treasurer of Jacuzzi Brands, Inc. (formerly known as U.S. Industries, Inc.). Prior to joining Jacuzzi Brands, Inc., from 1995 to 2000, Mr. Weingarten was a business consultant for manufacturing, service and telecommunications companies. From 1972 to 1995, Mr. Weingarten was a partner at Ernst & Young LLP. In addition, Mr. Weingarten was a director of Tigrent Corporation (formerly Whitney Information Network, Inc.), a public company, from April 2009 to September 2009. Mr. Weingarten also served on the Board of Directors of AXS-One Inc., a public company, from October 2000 until February 2009. The Board believes that Mr. Weingarten’s qualifications to serve on the Board include his wealth of accounting and financial knowledge, as well as his public company and industry-specific experience.

		April 1997

Mark T. Boyer	54

Mr. Boyer has served as a Director of the Company since April 2001. Mr. Boyer is and has been the President and a Director of ROI Capital Management in Greenbrae, California since 1992. The Board believes that Mr. Boyer’s qualifications to serve on the Board include his decades of experience investing in and advising technology Companies.

		April 2001

Mike Faith	47

Mr. Faith has served as a Director of the Company since April 2011. Mr. Faith is the founder and Chief Executive Officer of Headsets.com in San Francisco, California since 1997. The Board believes that Mr. Faith’s qualifications to serve on the Board, including his entrepreneurial thinking and direct marketing expertise, will make him a valuable addition to the Board.

		April 2011

All Directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Officers serve at the discretion of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.

EQUITY COMPENSATION PLAN INFORMATION

Stock Plans

2006 Plan.  The Company’s 2006 Stock-Based Compensation Plan (the “2006 Plan”) has been established by the Company to: (i) attract and retain skilled employees and directors; (ii) motivate participants, by means of appropriate incentives, to achieve long-range goals; and (iii) link participants’ interests with those of the Company’s stockholders through compensation that is based on the Common Stock, and thereby promote the continued growth and financial success of the Company. At the annual stockholder’s meeting held on June 14, 2006, the Company’s stockholders approved the 2006 Plan. The 2006 Plan authorizes the grant of Stock Options, Stock Units, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Bonuses, and other equity-based awards. The number of shares of Common Stock initially available under the 2006 Plan is 800,000. The number of shares of Common Stock available for future award grants to employees and directors under this plan is 122,250.

In August of 2006, the Company granted a total of 315,000 shares of restricted common stock to officers, directors and employees. Included in this grant were 200,000 restricted shares granted to the Company’s CEO in accordance with his employment agreement. These 200,000 restricted shares vest in equal installments over 120 months. The remaining shares granted vest in equal installments over 60 months.

During 2007, the Company granted a total of 30,000 shares of restricted stock to officers, directors and employees. These shares vest in equal installments over 60 months. A total of 12,500 shares of restricted common stock were forfeited as a result of employees and officers terminating employment with the Company.

During 2008, the Company granted a total of 57,500 shares of restricted stock to officers, directors and employees. These shares vest in equal installments over 60 months. A total of 3,500 shares of restricted common stock were forfeited as a result of employees and officers terminating employment with the Company.

During 2009, the Company granted a total of 140,000 shares of restricted stock to officers, directors and employees. These shares vest in equal installments over 60 months.

During 2010, the Company granted a total of 150,500 shares of restricted stock to officers and employees. These shares vest in equal installments over 60 months. A total of 5,875 shares of restricted common stock were forfeited as a result of employees and officers terminating employment with the Company.

During 2011, the Company granted a total of 15,000 shares of restricted stock to employees. These shares vest over 60 months. A total of 8,375 shares of restricted common stock were forfeited as a result of employees terminating employment with the Company.

1995 Stock Plan.  The purpose of the Company’s 1995 Stock Plan (the “1995 Stock Plan”) was to provide incentives to officers, Directors, employees and consultants of the Company. Under the 1995 Stock Plan, officers and employees of the Company and any present or future subsidiary are provided with opportunities to purchase shares of Common Stock of the Company pursuant to options which may qualify as ISOs, or which do not qualify as ISOs (“Non-Qualified Options” and together with ISOs, “Options”) and, in addition, such persons may be granted awards of stock in the Company (“Awards”) and opportunities to make direct purchases of stock in the Company (“Purchases” and together with Options and Awards, “Stock Rights”). The 1995 Stock Plan contains terms and conditions relating to ISOs necessary to comply with the provisions of Section 422 of the Code.

The 1995 Stock Plan authorized the grant of Stock Rights to acquire up to 1,137,500 shares of Common Stock. As of April 9, 2012, a total of 360,640 shares of Common Stock are subject to outstanding Options under the 1995 Stock Plan at exercise prices ranging from $2.13 to $12.85 per share. The 1995 Stock Plan expired and terminated on April 21, 2005 (except as to Options outstanding on that date) and no more grants may be made under the 1995 Stock Plan. The 1995 Stock Plan requires that each Option shall expire on the date specified by the Compensation Committee, but not more than ten years from its date of grant in the case of ISOs and ten years and one day in the case of Non-Qualified Options. However, in the case of any ISO granted to an employee or officer owning more than 10% of the total combined voting power of all classes of stock of the Company or any present or future subsidiary, the ISO expires no more than five years from its date of grant.

1995 Non-Employee Director Plan.  The purpose of the Company’s 1995 Non-Employee Director Plan (the “1995 Director Plan”) was to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (“Outside Directors”). The 1995 Director Plan authorized the grant of options for up to 187,500 shares of Common Stock and provided for automatic grants of nonqualified stock options to Outside Directors.

Under the 1995 Director Plan, each then-current Outside Director has received, and each Outside Director who first joined the Board after April 1995 automatically received at that time, options to purchase 18,750 shares of Common Stock. As of April 9, 2012, a total of 13,500 shares of Common Stock are subject to outstanding Options under the 1995 Non-Employee Director Stock Plan at exercise prices ranging from $2.13 to $3.85 per share. All options granted to Outside Directors have an exercise price equal to 100% of the fair market value on the date of grant. The 1995 Director Plan requires that options granted thereunder will expire on the date which is ten years from the date of grant. Each option granted under the 1995 Director Plan becomes exercisable over a five-year period, and vests in an installment of 20% of the total option grant upon the expiration of one year from the date of the option grant, and thereafter vests in equal quarterly installments of 5%. The 1995 Director Plan expired and was terminated on April 21, 2005 (except as to Options outstanding on that date) and no more grants may be made under the 1995 Director Plan.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth information, as of December 31, 2011, regarding securities authorized for issuance upon the exercise of stock options under all of the Company’s equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options	(b) Weighted Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Stockholders (1)	636,145	$9.20	122,250
Total	636,145	$9.20	122,250

(1) Includes the 1995 Stock Plan, the 1995 Director Plan and the 2006 Plan. See “Stock Plans” above in this proxy statement.

OTHER EMPLOYEE BENEFIT PLANS

The Company provides all employees, including executive officers, with group medical, dental and disability insurance on a non-discriminatory basis. Employees are required to contribute approximately 20% of the premium costs of such policies. The Company has a 401(k) savings and investment plan intended to qualify under Section 401(a) of the Internal Revenue Code (the “Code”), for our domestic employees, which permits employee salary reductions for tax-deferred savings purposes pursuant to Section 401(k) of the Code. The Company matches 50% of domestic employee contributions up to the first 6% of compensation. The Company’s total contributions for 2011 were approximately $147,000.

As described in more detail below under “Base Salary and Performance Bonus Plan”, in recent years the Company has maintained annual performance bonus plans for our senior executives which provide for a bonus in the event certain performance targets, usually based upon operating profitability and contribution margin, are achieved, and also provide for additional incentive bonuses based upon pre-established metrics.

EXECUTIVES AND EXECUTIVE COMPENSATION

Our Executives

Set forth below are the name, age, present title, principal occupation and certain biographical information for our executive officers as of April 9, 2012, all of whom have been appointed by and serve at the discretion of our Board of Directors.

Name	Age	Position
Simon F. Nynens	40	Chairman, President and Chief Executive Officer
Richard J. Bevis	62	Vice President Marketing
Daniel T. Jamieson	54	Vice President and General Manager-Lifeboat
Vito Legrottaglie	47	Vice President Operations
Kevin T. Scull	46	Vice President and Chief Accounting Officer
Shawn J. Giordano	42	Vice President Sales

Simon F. Nynens was appointed President and Chief Executive Officer in January 2006. Mr. Nynens also serves on the Board of Directors and was named Chairman in June 2006. He previously held the position of Executive Vice President and Chief Financial Officer (June 2004 - January 2006) and Vice President and Chief Financial Officer (January 2002 - June 2004). Prior to January 2002, Mr. Nynens served as the Vice President and Chief Operating Officer of the Company’s European operations.

Richard J. Bevis was appointed Vice President Marketing in July 2007. Prior to joining Wayside Technology Group, Inc., Mr. Bevis worked for Covance Inc., a drug development service company, as Senior Director Marketing Communication from 2003 to 2007. He also held the position of Vice President of Corporate Communications for Eyretel, PLC. from 2002 to 2003.

Daniel T. Jamieson was appointed Vice President and General Manager of Lifeboat in April 2003. Prior to that, and since 1992, Mr. Jamieson held various sales and marketing management positions within the Company.

Vito Legrottaglie was appointed to the position of Vice President of Operations in April 2007. He previously held the position of Vice President of Information Systems from June 2003 through April 2007. Mr. Legrottaglie had previously served as Vice President of Information Systems from 1999 to 2000 and has been with the Company since 1996. Mr. Legrottaglie previously held the positions of Chief Technology Officer at Swell Commerce Incorporated, Vice President of Operations for The Wine Enthusiast Companies and Director of Information Systems at Barnes & Noble.

Kevin T. Scull was appointed Vice President and Chief Accounting Officer in January 2006. He previously held the position of Corporate Controller of the Company from January 2003 through January 2006. Prior to joining Wayside Technology Group, Inc., Mr. Scull worked for Niksun Inc. as Accounting Manager commencing in January 2001 and, prior to that, for Telcordia Inc. from December 2000 as Manager of Accounting Policies.

Shawn J. Giordano was appointed Vice President of Sales in August 2008. Mr. Giordano joined Wayside Technology Group, Inc. in November 2007 as Senior Director of Sales for Programmer’s Paradise and TechXtend. Prior to joining Wayside Technology Group, Inc., he worked for CA, Inc. (Computer Associates), a business consulting and software development company, from 2000 to 2007, most recently as Director of Channel Sales. Mr. Giordano began his career at Microwarehouse, Inc., and in over eight years with that company, progressed through positions of increasing responsibility in sales, marketing, and management.

Compensation Discussion and Analysis

Overview

The Company’s primary objective is to maximize stockholder value. As a result, the Compensation Committee, the members of which are Mr. F. Duffield Meyercord (Chairman) and Mr. Edwin H. Morgens, strives to ensure that the Company’s executive compensation programs will enable the Company to attract, retain and motivate key people required to execute the Company’s business strategy and lead the Company to achieve its long-term growth and earnings goals. The Compensation Committee believes that the total compensation of executive officers should reflect their leadership abilities, their initiative, the scope of their responsibilities, the success of the Company and the past and expected future contribution of each executive to that success. The Compensation Committee seeks to foster a performance-oriented environment by tying a significant portion of each executive’s cash and equity compensation to the achievement of performance targets that are important to the Company and its stockholders.

Components of Compensation. In recent years, the Company’s executive compensation program has had three elements: base salary, an annual performance bonus plan, and stock-based incentives. In general, the Compensation Committee has set, and the Board has accepted, an annual performance bonus plan with respect to each succeeding fiscal year. However, the Compensation Committee and the Board are under no obligation to do this, and they have the power to consider other approaches to compensation. In March 2011, the Compensation Committee set and the Board accepted a performance bonus plan for 2011. Cash incentive payments under this performance bonus plan depend upon the Company’s (or any of its specified business unit’s) actual annual performance having met or exceeded thresholds set in that performance bonus plan.

On March 30, 2012, the Compensation Committee developed and set, and the Board accepted on April 8, 2012, subject to approval by the stockholders at the Meeting, the Company’s 2012 Stock-Based Compensation Plan (the “Stock Plan”) and the Company’s 2012 Executive Incentive Plan (the “Executive Plan”).

Pursuant to the Stock Plan, the Company’s executive officers are eligible to receive grants of Stock Units, Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Bonuses, and other equity-based awards (collectively, “Awards”). Options granted under the Stock Plan may be either “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, as determined by the Compensation Committee.  Additional discussion about the Stock Plan is included in the summary of Proposal Two beginning on page 20.

Pursuant to the Executive Plan, the Company’s executive officers are eligible to receive cash incentive payments dependent on the Company (or any of its specified business units) or the executive actually meeting or exceeding, in a specified performance period, pre-established, objectively determinable performance goals. Under the Executive Plan, the Compensation Committee must establish the performance goals and the performance period at a time when the attainment of the applicable performance goals is substantially uncertain (and in no event later than the 90th day of any performance period, or, if earlier, the date prior to the date upon which 25% of the performance period has elapsed). The Compensation Committee established performance goals in accordance with the Executive Plan for the Company’s 2012 fiscal year on March 30, 2012. Because payments of cash awards under the Executive Plan would be determined by comparing actual performance to the performance goals established by the Compensation Committee, in accordance with criteria provided for in the Executive Plan, it is not possible to predict the amount of future benefits that will be paid under the Executive Plan for any future performance period. However, the maximum award an executive officer could receive under the Executive Plan in any fiscal year of the Company is $1,000,000. Additional discussion about the Executive Plan is included in the summary of Proposal Three beginning on page 26.

Target total cash compensation for each executive is established primarily based on peer group data. The Compensation Committee included companies in the peer group (PC Connection, Inc., Insight Enterprises, Inc., Arrow Electronics Inc. and Avnet, Inc.) that it believes are competitors of the Company for executive talent. A combination of proxy and executive salary survey data were the primary sources used to develop the analysis. The Compensation Committee has not relied on compensation consultants.

Base Salary and Performance Cash Bonus Plan

Total cash compensation for 2011 is divided into a base salary portion and a bonus. Many factors are considered in determining the base salaries for executive officers, including the value that each individual brings to the Company through experience, education and training, comparable positions and comparable responsibilities at similar organizations, the specific needs of the Company, and the individual’s past and expected future contributions to the Company’s success.

The principal targets in the Company’s 2011 performance bonus plan were operating profit as well as segment contribution margin. Segment contribution margin represents segment revenue less the respective segment’s cost of revenues as well as segment direct costs (including such items as payroll costs and payroll related costs, such as profit sharing, incentive awards and insurance) and excluding general and administrative expenses not attributed to a business unit. Specific targets for each executive officer were determined by the Compensation Committee based on a review of the Company’s 2011 budget prepared by management and the factors described above. The targets are set at levels that, upon achievement of 100% of the target performance, are likely to result in bonus payments that the Compensation Committee believes to be comparable to our peer data group. The following table shows, for fiscal year 2011, the potential range of bonus awards and the actual bonus awarded as a percentage of base salary, for each of the Named Executive Officers. Bonuses for Messrs. Nynens and Scull are based on operating income performance, and bonuses for Messrs. Jamieson, Legrottaglie and Bevis are based on contribution margin performance and operating income.

			Contribution	Contribution
	Operating	Operating	Margin	Margin
	Income	Income	Targets	Targets
	Potential	Actual	Potential	Actual
Name	Payouts	Payouts	Payouts	Payouts
Simon F. Nynens	80-250%	245%	—	—
Kevin T. Scull	35-80%	80%	—	—
Vito Legrottaglie	25-55%	54%	5%-20%	18%
Dan Jamieson	25-45%	43%	35-83%	78%
Richard Bevis	15%-35%	32%	4-17%	17%

Equity Incentive

The Company’s executive officers are eligible to receive equity incentive awards under the Company’s equity incentive plans. The primary goal of the Company is to create long-term value for stockholders, and accordingly the Compensation Committee believes that equity incentive awards provide an additional incentive to executive officers to work towards maximizing stockholder value. The Compensation Committee views equity incentive awards as one of the more important components of the Company’s long-term, performance-based compensation philosophy. The grant of equity incentive awards to executive officers encourages equity ownership in the Company, and closely aligns executive officers’ interests to the interests of the stockholders.

Equity incentive awards are provided through initial grants at or near the date of hire and through subsequent periodic grants. Equity incentive awards granted by the Company to its executive officers and other employees have exercise prices not less than the fair market value of the stock on the date of the grant or award. Equity incentive awards vest and become exercisable at such time as determined by the Board or the Compensation Committee. The initial grant is designed for the level of skills required to fulfill the executive’s responsibilities and is designed to motivate the officer to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company’s stock price over time. Periodic additional equity incentive awards within the comparable range for the job are granted to reflect the executive’s ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company’s financial goals.

In February 2010, the Company granted each Named Executive Officer (other than Mr. Nynens) 10,000 shares of restricted Common Stock. These restricted shares vest in equal installments over 60 months. In addition, the Company granted 50,000 restricted shares to Mr. Nynens containing the same vesting terms.

In May 2009, the Company granted each Named Executive Officer (other than Mr. Nynens) 10,000 shares of restricted Common Stock. These restricted shares vest in equal installments over 60 months. In addition, the Company granted 50,000 restricted shares to Mr. Nynens containing the same vesting terms.

In February 2008, the Company granted each Named Executive Officer (other than Mr. Nynens) 5,000 shares of restricted Common Stock. These restricted shares vest in equal installments over 60 months. In addition, the Company granted 25,000 restricted shares to Mr. Nynens containing the same vesting terms.

In August 2006, each executive officer received a grant of 10,000 shares of restricted Common Stock that vest in equal installments over 60 months. In addition, Mr. Nynens, in connection with his promotion to President and Chief Executive Officer, and under terms of his employment agreement, was granted 200,000 shares of restricted Common Stock that vest in equal installments over 120 months.

Compensation of the Chairman, President and Chief Executive Officer

The factors considered by the Compensation Committee in determining the compensation of the Chief Executive Officer, in addition to the criteria discussed above, include the Company’s operating and financial performance, as well as the individual’s leadership and establishment and implementation of the strategic direction for the Company. The Compensation Committee considered as part of its subjective evaluation, among other factors, such executive’s reputation and contacts in the business community (including Mr. Nynens’ contacts in the computer software industry), and his extensive knowledge of finance and accounting. The compensation of the Company’s Chief Executive Officer in 2011 consisted of a base salary, an automobile allowance, performance bonus and stock awards. The total compensation package was established considering compensation of peer chief executive officers with similar executive responsibilities.

Summary Compensation Table

The following table sets forth, for fiscal years 2011, 2010 and 2009, a summary of the annual and long-term compensation for services in all capacities of the Named Executive Officers.

				Stock	All Other
Name and		Salary	Bonus	Awards	Compensation		Total
Principal Position	Year	($)	($)	($) (1)	($)		($)

Simon F. Nynens (2)	2011	281,667	689,600	497,890	126,133	(3)	1,595,290
Chairman, President and Chief Executive Officer	2010	250,000	544,000	511,380	148,911	(3)	1,454,291
	2009	250,000	270,000	406,805	134,505	(3)	1,061,310

Kevin T. Scull	2011	127,917	103,440	56,410	14,989	(3)	302,756
Vice President and Chief Accounting Officer	2010	120,000	68,000	69,900	17,734	(3)	275,634
	2009	120,000	44,169	37,660	11,840	(3)	213,669

Vito Legrottaglie	2011	165,833	119,100	56,410	16,890	(3)	358,233
Vice President Operations	2010	150,000	130,000	69,900	19,954	(3)	369,854
	2009	150,000	63,000	48,985	15,733	(3)	277,718

Dan Jamieson	2011	169,792	203,920	56,410	16,890	(3)	447,012
Vice President and General Manager-Lifeboat	2010	150,000	170,000	69,900	20,501	(3)	410,401
	2009	150,000	70,000	48,985	15,039	(3)	284,024

Richard Bevis	2011	140,000	68,300	65,040	13,402	(3)	286,742
Vice President-Marketing	2010	140,000	60,000	65,040	17,210	(3)	282,250
	2009	140,000	28,000	44,125	13,138	(3)	225,263

(1)         The amount included in “Stock Awards” is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 (formerly FAS 123R). See Note 7, “Stockholder’s Equity and Stock Based Compensation” in the Company’s consolidated financial statements set forth in our Annual Report on Form 10-K for the assumptions made in determining stock award values.

(2)         Mr. Nynens also serves as the chairman of the Board of Directors but does not receive any compensation for his service in this capacity.

(3)         A detailed description of the items disclosed as “All-Other Compensation” is set forth in the table below.

All Other Compensation

			Dividend
			Equivalents	Personal
		401(k)	On Unvested	Use of	Supplemental
		Matching	Restricted	Company	Life Insurance
Name		Contributions ($)	Stock ($)	Car ($)	Premiums ($)	Total ($)

Simon Nynens	2011	8,250	105,280	8,293	4,310	126,133
	2010	8,250	128,611	7,740	4,310	148,911
	2009	8,250	115,126	6,819	4,310	134,505

Kevin Scull	2011	6,349	8,640	—	—	14,989
	2010	5,483	12,251	—	—	17,734
	2009	5,655	8,326	—	—	13,981

Vito Legrottaglie	2011	8,250	8,640	—	—	16,890
	2010	7,703	12,251	—	—	19,954
	2009	7,407	8,326	—	—	15,733

Dan Jamieson	2011	8,250	8,640	—	—	16,890
	2010	8,250	12,251	—	—	20,501
	2009	6,713	8,326	—	—	15,039

Richard Bevis	2011	3,402	10,000	—	—	13,402
	2010	3,434	13,776	—	—	17,210
	2009	3,312	9,826	—	—	13,138

Options Exercised and Stock Vested in 2011

The table below shows the number of shares of Common Stock acquired during 2011 upon the exercise of options and vesting of restricted stock.

	Option Awards		Stock Awards
	Number of		Number of	Value
	Shares	Value	Shares	Realized On
	Acquired on	Realized on	Acquired On	Vesting
Name	Exercise (#)	Exercise ($)	Vesting (#)	($)
Simon Nynens	—	—	46,000	597,528
Kevin Scull	—	—	6,000	79,028
Vito Legrottaglie	—	—	6,000	79,028
Dan Jamieson	—	—	6,000	79,028
Richard Bevis	—	—	7,000	90,738

Outstanding Equity Awards

The following table shows the number of shares of Common Stock covered by exercisable and unexercisable options and unvested restricted Common Stock held by the Company’s Named Executive Officers on December 31, 2011.

Outstanding Equity Awards at December 31, 2011

	Option Awards				Stock Awards
	Number of	Number of			Number of	Market Value
	Securities	Securities			Shares or	of Shares or
	Underlying	Underlying	Option		Units of Stock	Units of Stock
	Unexercised	Unexercised	Exercise	Option	That Have	That Have
	Options (#)	Options (#)	Price	Expiration	Not Vested	Not Vested
Name	Exercisable	Unexercisable	($)	Date	(#) (1)	($) (2)
Simon Nynens	100,000	—	8.03	6/10/2014	147,500	1,799,500
	14,320	—	12.85	4/21/2015
Kevin Scull	—	—	—	—	11,500	140,300
Vito Legrottaglie	30,000	—	8.03	6/10/2014	11,500	140,300
	5,000	—	12.85	4/21/2015
Dan Jamieson	40,000	—	8.03	6/10/2014	11,500	140,300
	5,000	—	12.85	4/21/2015
Richard Bevis	—	—	—	—	13,000	158,600

(1)              In February 2010, the Company granted each Named Executive Officer at the time (other than Mr. Nynens) 10,000 shares of restricted Common Stock. In addition, the Company granted 50,000 restricted shares to Mr. Nynens. These shares vest in equal installments over 60 months. In May 2009, the Company granted each Named Executive Officer at the time (other than Mr. Nynens) 10,000 shares of restricted Common Stock. These shares vest in equal installments over 60 months. In addition, the Company granted 50,000 restricted shares to Mr. Nynens. These shares vest in equal installments over 60 months. In February 2008, the Company granted each Named Executive Officer (other than Mr. Nynens) 5,000 shares of restricted Common Stock. These shares vest in equal monthly installments over 60 months. In addition, the Company granted 25,000 restricted shares to Mr. Nynens. These shares vest in equal monthly installments over 60 months. In August 2006, the Company granted each Named Executive Officer 10,000 shares of restricted Common Stock. These shares vest in equal monthly installments over 60 months. In addition, the Company granted 200,000 restricted shares to Mr. Nynens in accordance with his employment agreement. These shares vest in equal monthly installments over 120 months.

(2)              The market value is based on the closing stock price of the Company’s Common Stock of $12.20 on December 30, 2011, the last trading day of 2011.

Employment and Severance Agreements

Each of the Named Executive Officers has entered into an agreement that includes a covenant not-to-compete and a confidentiality provision. The covenant not-to-compete prohibits the executive from engaging in a competing business for a period of one year after termination. Such covenant also prohibits the executive from directly or indirectly soliciting the Company’s customers or employees.

On January 9, 2006, the Company appointed Simon Nynens to be its President and Chief Executive Officer and entered into a related employment agreement with Mr. Nynens, dated as of January 12, 2006. The agreement provides for a base salary of $250,000, subject to increase at the discretion of the Compensation Committee, and a bonus, pursuant to a bonus plan adopted by the Board of Directors. Additionally, after approval of the 2006 Plan (defined below), Mr. Nynens was awarded 200,000 shares of restricted Common Stock in connection with his appointment, which shares vest in equal monthly increments over 120 months. In January 2011, Mr. Nynen’s salary was increased by $40,000 to provide for a base of $290,000.

In the event that Mr. Nynens’ employment is terminated without cause or by the rendering of a non-renewal notification,

he is entitled to receive severance payments equal to twelve months cash compensation, immediate vesting of all outstanding equity awards, and to purchase the car used by him at the “buy-out” price of any lease or fair market value, as applicable. Additionally, in the event that a change of control of the Company occurs (as described below under “Potential Payments Upon Termination or Change of Control”), Mr. Nynens’ outstanding equity awards become immediately vested and he is entitled to receive a lump-sum payment equal to 2.9 times his then annual salary and actual incentive bonus earned in the year prior to such change in control.

The Company has entered into a severance agreement with Mr. Legrottaglie, Vice President of Operations, under which Mr. Legrottaglie is entitled to severance payments for six months at the then applicable annual base salary if the Company terminates his employment for any reason other than for cause.

The payments triggered by such terminations pursuant to Mr. Nynens and Mr. Legrottaglie’s employment agreements, as well as those triggered by a change of control under the employment arrangements of all Named Executive Officers, are illustrated in tabular format under “Potential Payments Upon Termination or Change of Control” below.

Potential Payments Upon Termination or Change in Control

The Company has entered into certain agreements and maintains certain plans that require the Company to provide compensation to the Named Executive Officers in the event of a termination of employment or a change in control of the Company. The amount of compensation to each Named Executive Officer in each situation is listed in the tables below. The amounts shown assume that such termination or change of control was effective on December 30, 2011 and that the Company’s stock was $12.20 per share, which was the closing price of the shares on December 30, 2011.

The following table illustrates the payments that would be due to the Named Executives in the event of a change of control of the Company. For purposes hereof, a “change of control” shall be deemed to have occurred in the event of any of the following: (i) any person or entity makes a tender or exchange offer for shares of the Common Stock pursuant to which such person or entity acquires a majority of the issued and outstanding shares of the Common Stock, (ii) the Company merges or consolidates with or into another corporation or corporations, unless immediately after such merger or consolidation those persons and entities who immediately prior to such transaction were stockholders of the Company are entitled to vote in the election of directors, or otherwise have the right to elect, a majority of the directors of the surviving corporation, (iii) the Company sells, transfers or otherwise disposes of all or substantially all of its assets, other than to a direct or indirect subsidiary, or (iv) any person or entity acquires a majority of the Company’s issued and outstanding voting securities and shall be entitled to vote in the election of directors or otherwise have the right to elect, a majority of the directors of the Company.

	Lump Sum Payment	Lump Sum Payment	Accelerated Vesting on	Accelerated Vesting on
	Based on	Based on	Restricted	Stock
Name	Salary ($)	Bonus ($)	Stock ($)	Options ($)	Total ($)
Simon F. Nynens	841,000	1,999,840	1,799,500	417,000	5,057,340
Kevin T. Scull	—	—	140,300	—	140,300
Vito Legrottaglie	85,000	—	140,300	125,100	350,400
Dan Jamieson	—	—	140,300	166,800	307,100
Richard Bevis	—	—	158,600	—	158,600

The following table illustrates the payments that would be due the Named Executive Officers in the event they are terminated without cause, and with respect to Mr. Nynens, also upon receipt of non-renewal notification. For purposes hereof, “cause” is defined as (A) the commission by the executive of a felony or an offense involving moral turpitude, the executive’s engaging in theft, embezzlement, fraud, obtaining funds or property under false pretenses, or similar acts of misconduct with respect to the property of the Company or its employees, stockholders, affiliates, customers, licensees, licensors or suppliers, (B) the repeated failure by the executive to perform his duties under his employment agreement or comply with reasonable policies or directives of the Board of Directors, or (C) the material breach of the employment agreement or the conditions of employment.

			Accelerated	Accelerated
	Payment		Vesting on	Vesting on
	Based On		Restricted	Stock
Name	Salary ($)	Bonus($)	Stock ($)	Options ($)	Total ($)

Simon F. Nynens	290,000	—	1,799,500	417,000	2,506,500
Kevin T. Scull	—	—	—	—	—
Vito Legrottaglie	85,000	—	—	—	85,000
Dan Jamieson	—	—	—	—	—
Richard Bevis	—	—	—	—	—

The severance payments disclosed above are to be made in twelve consecutive equal monthly installments.

PROPOSAL 2

APPROVAL OF THE 2012 STOCK-BASED COMPENSATION PLAN

Each of the Compensation Committee (hereafter referred to in this proxy statement as the “Committee”) and the Board of Directors separately adopted the 2012 Stock-Based Compensation Plan (the “Stock Plan”) on March 30, 2012 and April 8, 2012, respectively, subject to stockholder approval at the Meeting. The Board and the Committee believe that it is in the best interests of the Company to adopt the Stock Plan so that the Company can continue to attract and retain the services of those persons essential to the Company’s growth and financial success.

The following is a summary of the principal features of the Stock Plan. This summary does not purport to be a complete description of all the provisions of the Stock Plan and is qualified by its entirety by reference to the Stock Plan, a copy of which has been filed with the SEC and is attached as Exhibit A to this proxy statement. Capitalized terms not otherwise defined in this summary under this Proposal 2 have the meanings given to them in the Stock Plan. Any stockholder of the Company who wishes to obtain a copy of the actual Stock Plan may do so upon written request to the Corporate Secretary at the Company’s principal executive offices in Shrewsbury, New Jersey.

General

The Stock Plan will authorize the grant of Stock Units, Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Bonuses, and other equity-based awards (collectively, “Awards”). Options granted under the Stock Plan may be either “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, as determined by our Committee.

Number of Shares Authorized.  The number of shares of Common Stock initially available for award under the Stock Plan is 600,000 shares. If any Award is forfeited, or if any Option terminates, expires or lapses without being exercised, any shares of Common Stock subject to such Award will again be available for future grant. However, to the extent any shares of Common Stock covered by an Award are not delivered to a Participant (or, if applicable, his heir, legatee or permitted transferee) because the Award is forfeited, cancelled, terminates, expires, lapses without being exercised or settled in cash, such shares shall be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Stock Plan. In addition, to the extent permitted under Section 162(m) of the Code, any shares under the Stock Plan that are used to satisfy award obligations under the plan of another entity that is acquired by the Company will not count against the remaining number of shares available. Finally, if there is any change in the Company’s corporate capitalization, the Committee in its sole discretion may cancel and make substitutions of Awards or may adjust the number of shares available for award under the Stock Plan, the number and kind of shares covered by Awards then outstanding under the Stock Plan and the exercise price of outstanding Options and Stock Appreciation Rights.

Administration.  The Committee will administer the Stock Plan and, subject to the other provisions of the Stock Plan, has the authority to:

•                                          interpret the Stock Plan;

•                                          establish and amend rules and regulations relating to the Stock Plan;

•                                          select the participants and determine the type of Awards to be made to participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of Awards; provided, however, that the Company’s Nominating and Corporate Governance Committee shall recommend to the Board, and the Board, not the Committee, shall have the sole and absolute authority to grant Awards to non-employee directors; and

•                                          make all other determinations it deems necessary or advisable for the administration of the Stock Plan.

Eligibility.  The Stock Plan provides that Awards may be granted to employees, non-employee directors and consultants of the Company or its subsidiaries. Incentive stock options may be granted only to employees. The maximum number of shares that may be awarded to a participant in the form of Options or SARs, during any calendar year shall not exceed 300,000 shares in the aggregate. The maximum payment to an individual based on the achievement of performance goals applicable to Awards of Deferred Stock, Restricted Stock, Stock Bonuses and/or Stock Units may not exceed $1,000,000 during any calendar year. Each Award granted under the Stock Plan will be evidenced by a written award agreement between the participant and the Company, which will describe the Award and state the terms and conditions applicable to such Award. The principal terms and conditions of each particular type of Award are described below.

Performance Goals

The Award agreements may provide for vesting or earning the Award based on achievement of performance goals.  Performance goals may be established on a Company-wide basis, with respect to one or more subsidiary corporations, business units, divisions, department, or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.  Performance goals, the number of shares or units to which they pertain, and the time and manner of payment of the Award shall be specified in the Award agreement.

Except in the case of Awards intended to meet the requirements of Section 162(m) of the Code applicable to qualified performance-based compensation (“Qualified Performance-Based Awards”), the Committee may modify performance goals in whole or in part, during the performance period, as it deems appropriate and equitable.  In the case of Qualified Performance-Based Awards, the applicable performance goals are limited to milestones related to or changes in one or more of the following:

•                                          the price of Common Stock;

•                                          the market share of the Company and any subsidiary (or any business unit thereof);

•                                          sales by the Company or any subsidiary (or any business unit thereof);

•                                          earnings per share of Common Stock;

•                                          return on stockholder equity of the Company;

•                                          costs of the Company or any subsidiary (or any business unit thereof);

•                                          cash flow of the Company (or any business unit thereof);

•                                          return on total assets of the Company or any subsidiary (or any business unit thereof);

•                                          return on invested capital of the Company or any subsidiary (or any business unit thereof);

•                                          return on net assets of the Company or any subsidiary (or any business unit thereof);

•                                          operating income of the Company or any subsidiary (or any business unit thereof); and

•                                          net income of the Company or any subsidiary (or any business unit thereof).

Awards

Stock Units and Stock Bonuses.  Awards of Stock Units may be made under the Stock Plan. A Stock Unit is a book-entry unit with a value equal to one share of Common Stock. A grant of Stock Units will vest and become payable to the participant upon termination of employment or other service or upon other future events, including the achievement during a specified performance period of performance goals established by the Committee. Payment of Stock Units shall be made in cash equal to the fair market value of the shares of Common Stock to which the Award relates multiplied by the number of Stock Units granted. Stock Bonuses may be granted to participants entitling them to payment of a specified number of shares of Common Stock, which shares may (but need not) be payable at a future date and subject to such conditions as the Committee shall determine appropriate, including achievement of performance goals specified at the time of grant.

Options.  An Option is the right to purchase shares of Common Stock for a specified period of time at a fixed price (the “exercise price”). As of April 9, 2012, the closing price per share for our Common Stock was $14.67. Each Option agreement will specify the exercise price, the type of Option, the term of the Option, the date when the Option will become exercisable and any applicable performance goals. Incentive stock options may only be granted to employees, shall only be transferable by will or under the laws of descent and distribution, and, during the participant’s lifetime, may only be exercised by the participant. No Award of incentive stock options may permit the fair market value of any such Options becoming first exercisable in any calendar year to exceed $100,000.

Exercise Price.  The Committee will determine the exercise price of an Option at the time the Option is granted. The exercise price under an incentive stock option or non-qualified stock option will not be less than 100% of the fair market value of Common Stock on the date the Option is granted. However, any optionee who owns more than 10% of the combined voting power of all classes of the Company’s outstanding Common Stock (a “10% Stockholder”) will not be eligible for the grant of an incentive stock option unless the exercise price of the incentive stock option is at least 110% of the fair market value of the Common Stock on the date of grant.

Consideration. The means of payment for shares issued upon exercise of an Option will be specified in each Option agreement and generally may be made by the participant in cash, in a cash payment through a broker or bank from the proceeds of the sale of the shares purchased through the exercise of the Option (a “cashless exercise”), with the Committee’s consent, in whole or in part with shares of Common Stock owned by the participant for at least six months, or a combination of the foregoing methods. The Committee may also permit a non-qualified Option to be exercised with Restricted Stock that has not yet vested, in which case the shares received upon exercise of the Option will, unless otherwise determined by the Committee, be subject to the same restrictions as the Restricted Stock.

Term of the Option.  The term of an Option granted under the Stock Plan will be no longer than ten years from the date of grant. In the case of an Option granted to a 10% Stockholder, the term of an incentive stock option will be for no more than five years from the date of grant.

Stock Appreciation Rights.  A stock appreciation right (“SAR”) entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of shares of Common Stock from the date of the grant of the SAR to the date of exercise, payable in cash, shares of Common Stock, shares of Deferred Stock, shares of Restricted Stock or any combination thereof. A SAR may be granted in tandem with an Option or separately (a “free-standing SAR”). The Committee shall set the exercise price of an SAR which shall not be less than the Fair Market Value of the underlying Common Stock on the date of the grant. Any grant may specify a waiting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable. No SAR may be exercised more than ten years from the grant date.

Restricted and Deferred Shares.  An Award of Restricted Stock is a grant to the recipient of a specified number of shares of Common Stock which are subject to forfeiture upon specified events during the restriction period. Each grant of Restricted Stock will specify the length of the restriction period and will include restrictions on transfer to third parties during the restriction period. An Award of Deferred Stock is an agreement by the Company to deliver to the recipient a specified number of shares of Common Stock at the end of a specified deferral period, subject to the fulfillment of any conditions specified by the Committee.

General Provisions

Vesting.  Each grant of Stock Units and Stock Bonuses shall specify the conditions, including performance goals, if applicable, that must be satisfied in order for payment to be made.  Each grant of Options or SARs shall specify the length of service and/or any applicable performance goals that must be achieved before it becomes exercisable. Each grant of Restricted Stock shall specify the duration of the restriction period and any other conditions that under which the Restricted Stock would be forfeitable to the Company, including any applicable performance goals. Each grant of Deferred Stock shall specify the deferral period and any other conditions to which future delivery of shares to the recipient is subject, including any applicable performance goals. Each grant may provide for the early exercise rights or termination of a restriction or deferral period, subject to compliance with the requirements of Section 409A of the Code, in the event of a Change in Control or similar transaction or event.

Dividends/Ownership Rights.  Unless otherwise provided by the Committee, an Award of Bonus Stock or Restricted Stock entitles the participant to dividend, voting and other ownership rights during the restriction period. An Award of Deferred Stock does not entitle the participant to any transfer, voting or any other ownership rights with respect to the Deferred Shares. Any grant of Deferred Stock may provide for the payment of dividend equivalents in cash or additional shares.

Non-transferability of Awards.  In general, during a participant’s lifetime, his or her Awards shall be exercisable only by the participant and shall not be transferable other than by will or laws of descent and distribution. However, the Committee may provide for limited lifetime transfers of Awards, other than incentive stock options, to certain family members. In addition, an Award grant may provide for additional transfer restrictions on vested shares received upon exercise, delivery, or payment of an Award, including restrictions relating to minimum share ownership requirements applicable to any participant.

Termination of Employment, Consulting Services, or Other Services.  The Committee may take actions which it believes equitable under the circumstances or in the best interests of the Company with respect to Awards that are not fully vested in the event of termination of employment or service by reason of death, disability, normal retirement, early retirement with the consent of the Committee, other termination or a leave of absence that is approved by the Committee, or in the event of hardship or other special circumstances that are approved by the Committee. Unless otherwise determined by the Committee, upon a participant’s termination for Cause, all outstanding Options or SARs shall expire and all shares of Restricted Stock still subject to a restriction period and Deferred Stock still subject to a deferral period shall be forfeited.

Award Deferrals.  An Award Agreement may provide for the deferral of any Award, dividend or dividend equivalent until a specified time and under such terms as established by the Committee.

Change in Control.  Unless otherwise determined by the Committee, in the event of a Change in Control (as defined in the Stock Plan), all Awards that have not vested or been cancelled or forfeited shall become fully vested and exercisable immediately upon such event, provided the Award has not been forfeited and the participant has remained employed by, or otherwise in the service of, the Company at the date of such event. Alternatively, the Committee may cancel and cash out outstanding Awards or arrange for the substitution of outstanding Awards with new awards of equal value. If a Change of Control occurs during one or more performance periods for which the Committee has not yet made a determination as to whether the applicable performance objectives were met, the performance period shall immediately terminate and it shall be assumed that the applicable performance objectives have been attained at a level of one hundred percent (100%). A participant shall be considered to have earned, and therefore be entitled to receive, payment of a prorated portion of the performance Awards that he or she would have received for the whole performance period, based on the portion of the performance period completed before the Change in Control. In addition, and subject to compliance with the requirements of Section 409A of the Code, any Award deferred by a participant may be payable in connection with such Change in Control.

Effective Date, Amendments, and Termination of the Stock Plan.  The Stock Plan will be effective upon its approval by Company stockholders. The Board of Directors has the authority to amend or terminate the Stock Plan at any time; provided, however, that stockholder approval is required for any amendment which (i) materially increases the number of shares available for Awards under the Stock Plan (other than to reflect a change in the Company’s capital structure), (ii) materially increases the maximum number of shares allowed for grants to any participant, (iii) materially changes the class of persons eligible to receive grants of Awards or the types of Awards available under the Stock Plan, (iv) materially increases the benefits to participants under the Stock Plan, or (v) as otherwise required by applicable law or the Nasdaq rules. Further, no Award may be repriced, replaced, regranted through cancellation, or modified without stockholder approval. Finally, the Stock Plan will terminate automatically ten years after it is approved by stockholders.

Certain Federal Income Tax Considerations

The following discussion is a summary of certain federal income tax considerations that may be relevant to participants in the Stock Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other tax considerations that may be relevant to a participant.

Stock Units and Stock Bonuses.  A participant realizes no taxable income and the Company is not entitled to a deduction when Stock Units or Stock Bonuses payable in the future and subject to conditions such as the achievement of performance goals (a “Conditional Stock Bonus”) are awarded. Stock Bonuses not subject to future conditions constitute taxable income to the participant when granted and the Company is entitled to a corresponding deduction. When the Stock Units or Conditional Stock Bonuses vest and become payable as a result of the satisfaction of the terms and conditions on such Award, including, if applicable, achievement of performance goals, the participant will realize ordinary income equal to the amount of cash received or the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in shares of Common Stock received upon payment will be equal to the fair market value of such shares when the participant receives them.

Upon a sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale.  Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Deferred Stock.  A participant realizes no taxable income and the Company is not entitled to a deduction when Deferred Stock is awarded. When the deferral period for the Award ends and the participant receives shares of Common Stock, the participant will realize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in shares of Common Stock received at the end of a deferral period will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Restricted Stock.  Restricted Stock received pursuant to Awards will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives such Restricted Stock does not make the election described below, the participant realizes no taxable income upon the receipt of Restricted Stock and the Company is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the Restricted Stock lapse, the participant will realize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in Restricted Stock will be equal to their fair market value when the forfeiture restrictions lapse, and the participant’s holding period for the shares will begin when the forfeiture restrictions lapse. Upon sale of the shares, the participant will realize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale.  Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands. Participants receiving Restricted Stock may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the participant elects to realize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account), and the Company will be entitled to a corresponding deduction at that time.  By making a Section 83(b) election, the participant will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize gain or loss with respect to the shares when they are sold. The participant’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant’s holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to the Company, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the participant upon the making of the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within 30 days after shares of restricted stock are received, and the participant must also attach a copy of his or her election to his or her federal income tax return for the year in which the shares are received.

Generally, during the restriction period, dividends and distributions paid with respect to Restricted Stock will be treated as compensation income (not dividend income) received by the participant. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made will be treated as dividend income, assuming the Company has adequate current or accumulated earnings and profits.

Non-Qualified Options. A participant realizes no taxable income and the Company is not entitled to a deduction when a non-qualified option is granted. Upon exercise of a non-qualified option, a participant will realize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified option, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of Common Stock received upon exercise of a non-qualified option will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of Common Stock received upon exercise of a non-qualified option, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant’s tax basis in such shares. Under the Stock Plan, non-qualified options may, with the consent of the Committee, be exercised in whole or in part with shares of Common Stock or Restricted Stock held by the participant. Payment in Common Stock or Restricted Stock will be treated as a tax-free exchange of the shares surrendered for an equivalent number of shares of Common Stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. In the case of payment in Restricted Stock, however, the equivalent number of shares of Common Stock received shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the Restricted Stock surrendered. The fair market value of shares of Common Stock received in excess of the number of shares surrendered will be treated as ordinary income and such shares have a tax basis equal to their fair market value on the date of the exercise of the non-qualified option.

Incentive Stock Options.  A participant realizes no taxable income and the Company is not entitled to a deduction when an incentive stock option is granted or exercised. Provided the participant meets the applicable holding period requirements for the shares received upon exercise of an incentive stock option (two years from the date of grant and one year from the date of exercise), gain or loss realized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and the Company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a “disqualifying disposition”), the participant will realize ordinary income at that time equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the incentive stock option. Any amount realized upon a disqualifying disposition in excess of the fair market value of the shares on the exercise date of the incentive stock option will be treated as capital gain and will be treated as long-term capital gain if the shares have been held for more than one year. If the sales price is less than the sum of the exercise price of the incentive stock option and the amount included in ordinary income due to the disqualifying disposition, this amount will be treated as a short-term or long-term capital loss, depending upon whether the shares have been held for more than one year. Notwithstanding the above, individuals who are subject to Alternative Minimum Tax may recognize ordinary income upon exercise of an incentive stock option. Under the Stock Plan, incentive stock options may, with the consent of the Committee, be exercised in whole or in part with shares of Common Stock held by the participant. Such an exercise will be treated as a tax-free exchange of the shares of Common Stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of Common Stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. Shares of Common Stock received in excess of the number of shares surrendered will have a tax basis of zero.

SARs.  A participant realizes no taxable income and the Company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a participant will realize ordinary income in an amount equal to the cash or the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of Common Stock received upon exercise of a SAR will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon a sale of the shares of Common Stock received upon exercise of a SAR, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant’s tax basis in such shares.

Deferral Election.  Generally, Awards deferred by recipients are not taxable until the Awards are paid to the recipient. At that time, the amounts will be includible in income and the Company will be entitled to a deduction.

Section 162(m) Limitation.  Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers, unless the compensation constitutes Qualified Performance-Based Awards. If Awards to such persons are intended to qualify as Qualified Performance-Based Awards, the Stock Plan requires that the maximum fair market value of any performance-based Award or Awards that may be granted to the recipient during any one calendar year under the Stock Plan is $1,000,000.

Withholding. The Company is entitled to deduct from the payment of any Award (whether made in stock or in cash) all applicable income and employment taxes required by federal, state, local or foreign law to be withheld, or may require the participant to pay such withholding taxes to the Company as a condition of receiving payment of the Award. The Committee may allow a participant to satisfy his or her withholding obligations by directing the Company to retain the number of shares necessary to satisfy the withholding obligation, or by delivering shares held by the participant to the Company in an amount necessary to satisfy the withholding obligation.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE 2012 STOCK-BASED COMPENSATION PLAN.

PROPOSAL 3

APPROVAL OF THE COMPANY’S EXECUTIVE INCENTIVE PLAN

FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986

At the Annual Meeting, stockholders will be asked to approve the Wayside Technology Group, Inc. Executive Incentive Plan (the “Executive Plan”). The Executive Plan is designed to provide incentive compensation to executive officers of the Company through bonus opportunities payable upon attainment of pre-established objectively determinable performance goals related to the Company, business unit and/or individual performance. The Executive Plan is intended to permit the grant of awards which qualify as “qualified performance-based compensation” within the meaning of Section 162(m).

Background

Section 162(m) generally limits the Company’s tax deductions with respect to compensation in excess of $1,000,000 per year paid to our chief executive officer and our three other most highly compensated executive officers (other than our chief financial officer) at the end of our fiscal year (each a “Covered Employee”). Under Section 162(m), an exemption from this deduction limit is provided for compensation which constitutes “qualified performance-based compensation” under Section 162(m). The Executive Plan is designed so that awards under the plan can qualify as “qualified performance-based compensation” for purposes of Section 162(m). Among other things, Section 162(m) requires that “qualified performance-based compensation” be paid solely on account of the attainment of one or more pre-established, objective, performance goals and that the material terms of the performance goals under which the compensation is to be paid are disclosed to shareholders and subsequently approved by a majority of shareholders in a separate shareholder vote before the compensation is paid.

In March 2012, the Committee approved the Executive Plan, subject to stockholder approval, and the Board recommends that the stockholders approve the Executive Plan. If our stockholders do not approve the Executive Plan at the Annual Meeting, the Executive Plan will not go into effect and the awards described below under “New Potential Executive Plan Benefits” will be cancelled. In that case, the Company will consider whether or not to implement other methods of providing incentives to our executive officers, however any such alternative compensation may not be fully deductible by the Company due to the operation of Section 162(m).

The following description of the material terms of the Executive Plan is qualified in its entirety by reference to the terms of the Plan, a copy of which has been filed with the SEC and is attached as Exhibit B to this proxy statement.

Description of the Executive Plan

Administration.  The Executive Plan is administered by the Committee, which is composed entirely of non-employee directors who meet the criteria of “outside director” set forth under Section 162(m). The Committee’s powers include the authority, within the limitations set forth in the Executive Plan, to select the eligible employees to be granted awards, determine the performance period applicable to awards, establish the performance goals for each participant for each performance period, determine the amount of each award and the payout formula for each award and to determine the other terms and conditions of the awards. The Committee must also certify whether or the extent to which the performance goals established under the Executive Plan were achieved. The Committee also has the authority to interpret the Executive Plan and adopt rules for the administration of the Plan. The Committee may make equitable adjustment to awards to reflect the impact of extraordinary events, provided that no such adjustment shall be permitted to the extent the adjustment would result in an award failing to continue to constitute “qualified performance-based compensation” for purposes of Section 162(m).

Eligibility.  Participation in the Executive Plan is limited to the executive officers of the Company. Currently, the Company has six executive officers.

Performance Goals.  The performance goals relating to awards granted to Covered Employees will be objective and measurable goals determined by the Committee based on one or more of the following measures (which shall be applicable to the organizational level specified by the Committee, including, but not limited to, the Company or any segment thereof): earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the common stock of the Company (the “Stock”), economic value-added, funds from operations or similar measure, milestones related to or changes in sales or revenue, acquisitions or strategic transactions, operating income (loss), milestones related to or changes in cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The foregoing measures may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. The Covered Employee Performance Goals may differ from Covered Employee to Covered Employee and from award to award.

Maximum Award.  The maximum award a Covered Employee could receive under the Executive Plan in any fiscal year of the Company shall not exceed $1,000,000.

Negative Discretion.  Notwithstanding the attainment of a target or other specified level of performance established for an award, the Committee has the discretion to reduce, but not increase, some or all of the award that would otherwise be paid to a Covered Employee. With respect to other participants, the Committee has the discretion to reduce or increase the amount of the actual award paid.

Clawback.  Awards under the Executive Plan may be made subject to any compensation recoupment or “clawback” policy of the Company, which could result in the Company having the right to recoup incentive awards from a Participant if there is a material restatement of the Company’s financial results.

Amendment and Termination.  The Committee may amend or terminate the Executive Plan at any time so long as any amendment would not cause amounts payable under the Executive Plan to fail to qualify as “qualified performance-based compensation” within the meaning of Section 162(m).

Duration of the Executive Plan.  No awards may be granted under the Plan after June 6, 2017, which is five years after the expected date of stockholder approval of the Executive Plan. Awards granted to participants prior to that date will remain in effect after that date in accordance with their terms.

New Potential Executive Plan Benefits

The following table shows the Awards which would have been received by or allocated to each of the following for 2011 if the Executive Plan had been in effect.

Name and Position	Cash Awards
Simon Nynens (CEO)	$519,000
Kevin Scull (Vice President and Chief Accounting Officer)	69,200
Vito Legrottaglie (Vice President Operations)	114,000
Dan Jamieson (Vice President and General Manager-Lifeboat)	161,200
Richard Bevis (Vice President — Marketing)	66,000
All executive officers as a group	$929,400
All non-employee directors as a group	—
All non-executive officer employees as a group	—

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION PLAN FOR PURPOSES OF SECTION 162(m).

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm during the year ended December 31, 2011 was EisnerAmper LLP and its predecessor, Amper, Politziner & Mattia, LLC (for the period prior to its merger into EisnerAmper LLP commencing on January 1, 2010 and concluding on August 16, 2010). EisnerAmper LLP and its predecessors have audited our financial statements since 2002. The Audit Committee has appointed EisnerAmper LLP to serve as the Company’s independent registered public accounting firm for 2012. While we are not required to have the stockholders ratify the selection of EisnerAmper LLP as our independent auditors, we are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain EisnerAmper LLP; however, the Audit Committee will not be under any obligation to adhere to the stockholders’ vote on this proposal, and in its full discretion may choose to maintain EisnerAmper LLP as the Company’s independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

One or more representatives of EisnerAmper LLP are expected to be present at the meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.

Fees and Independence

As previously disclosed, on August 16, 2010, the Company was notified that Amper, Politziner & Mattia, LLP (“Amper”), the Company’s independent registered public accounting firm at that time, combined its practice with that of Eisner LLP (“Eisner”) and that the name of the combined practice would operate under the name EisnerAmper LLP. The Audit Committee engaged EisnerAmper to serve as our new independent registered public accounting firm. During the period that Amper served as our independent public accountant, we did not consult with Eisner or with EisnerAmper on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and neither Eisner nor EisnerAmper provided either a written report or oral advice to us that they concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Amper’s report on the Company’s consolidated financial statements for the year ended December 31, 2009, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim period preceding EisnerAmper’s combination, the Company had no disagreements with Amper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements during such periods. None of the events described in Item 304(a)(1)(iv) of Regulation S-K occurred during the two most recent fiscal years and any subsequent interim periods preceding the combination of Eisner and Amper into EisnerAmper.

Audit Fees, Audit-Related Fees and Tax Fees

The following table sets forth the fees billed by our independent registered public accountants for each of our last two fiscal years for the categories of services indicated.

Category	2011	2010
Audit Fees — Amper (1)	$—	$55,650
Audit Fees — EisnerAmper (1)	$103,425	$55,125
Tax Fees — Amper (2)	$—	$20,010
Tax Fees — EisnerAmper (2)	$27,180	$8,400
Audit-Related Fees — Amper (3)	$—	$22,050
Audit-Related Fees — EisnerAmper (3)	$22,575	$—

(1)                     Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements.

(2)                     Consists of services for tax compliance and tax advice.

(3)                     Consist of services not directly related to the audit of the Company’s financial statements which includes audits of benefit plans, financial due diligence and special projects.

The Audit Committee has determined that the provision of services by EisnerAmper LLP described in the preceding paragraphs is compatible with maintaining EisnerAmper LLP independence. All permissible audit and non-audit services provided by EisnerAmper LLP and Amper, Politziner & Mattia, LLP in 2010 and 2011 were pre-approved by the Audit Committee on a case-by-case basis.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012

GENERAL

The Company does not know of any matters other than those stated in this proxy statement which are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, proxies will be voted on these other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons designated therein as proxy appointees. The Company will bear the cost of preparing, printing, assembling and mailing all proxy material which may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Company’s Common Stock held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone, telecopy or telegraph. The Company does not expect to pay its officers or employees any compensation for the solicitation of proxies.

TRANSACTIONS WITH RELATED PERSONS

The Company has adopted a written policy whereby all transactions between the Company and each related person (as defined in Item 404 of Regulation S-K) or in which any related person had or will have a direct or indirect material interest must be on terms no less favorable to the Company than could be obtained from unrelated third parties and require pre-approval by a majority of the disinterested members of the Company’s Board of Directors. There have been no such transactions since January 1, 2006.

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

F. Duffield Meyercord, Edwin H. Morgens and William H. Willett served as members of the Committee during the last completed fiscal year. None of Messrs. Meyercord, Morgens or Willett (i) was, during the last completed fiscal year, an officer or employee of the Company or any of its subsidiaries, (ii) other than Mr. Willet (who was President and Chief Executive Officer of the Company from July 1998 to January 2006), was formerly an officer of the Company or any of its subsidiaries, or (iii) had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K. Furthermore, no executive officer and no member of the Committee had a relationship that requires disclosure under Item 407(e)(4)(iii) of Regulation S-K.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on the review and discussion, the Compensation Committee has recommended to the full Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

The Committee

F. Duffield Meyercord, Chairman

Edwin Morgens

REPORT OF THE AUDIT COMMITTEE

In the course of fulfilling its responsibilities during fiscal year 2011, the Audit Committee of our Board of Directors has:

•                  reviewed and discussed with management our audited financial statements for the year ended December 31, 2010;

•                  discussed with representatives of EisnerAmper LLP (the “Independent Registered Public Accounting Firm”) the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•                  received the written disclosures and the letter from the Independent Registered Public Accounting Firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended;

•                  discussed with the Independent Registered Public Accounting Firm its independence from the Company and management; and

•                  considered whether the provision by the Independent Registered Public Accounting Firm of non-audit services is compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

Respectfully submitted,
Allan Weingarten, Chairman
F. Duffield Meyercord
William Willett

Householding

Beneficial owners of common stock who share a single address may receive only one copy of the Notice or the proxy materials, as the case may be, unless their broker, bank or nominee has received contrary instructions from any beneficial owner at that address. This practice, known as “householding,” is designed to reduce printing and mailing costs. If any beneficial shareowner(s) at such an address wish to discontinue householding and receive a separate copy of the Notice or the proxy materials, as the case may be, or if they currently receive multiple copies at the same address and wish to receive only a single copy in the future, they may contact Broadridge, either by calling (800) 579-1639, or by writing to Broadridge, Household Department, 51 Mercedes Way, Edgewater, New York, 11717.

STOCKHOLDER PROPOSALS FOR INCLUSION IN THE COMPANY’S 2013 ANNUAL MEETING PROXY STATEMENT AND PROXY CARD

Any stockholder proposal to be considered by us for inclusion in the Company’s 2013 proxy statement and form of proxy card for next year’s Annual Meeting of Stockholders, expected to be held in June 2013, must be received by the Company’s Corporate Secretary at the Company’s principal executive offices located at 1157 Shrewsbury Avenue, Shrewsbury, NJ 07702, no later than December 21, 2012 (120 days prior to the first anniversary of the date of this proxy statement): provided that, if the Company provides less than 60 days’ notice or prior public disclosure of the date of the 2013 Annual Meeting of Stockholder, to be timely, any such stockholder proposal must be received no later than the close of business on the tenth day following the day on which such notice or prior disclosure was made, whichever first occurs. The SEC rules set forth standards as to what stockholder proposals are required to be included in a proxy statement.

OTHER STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE COMPANY’S 2013 ANNUAL MEETING

For any proposal that is not submitted for inclusion in next year’s proxy statement by the deadline identified above, SEC rules permit management to vote proxies in its discretion if the Company: (a) receives notice of the proposal more than 45 days prior to the anniversary of the mailing date of this proxy statement and the Company advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, (subject to the right of the proposing stockholder to deliver a proxy statement and proxy of its own in compliance with the terms of Rule 14a-4(c)(2) under the Exchange Act), or (b) does not receive notice of the proposal at least 45 days prior to the anniversary of the mailing date of this proxy statement. Notices of intention to present proposals at the 2013 annual meeting should be addressed to the Company’s Corporate Secretary at the Company’s principal executive offices located at 1157 Shrewsbury Avenue, Shrewsbury, NJ 07702.

By Order of the Board of Directors,

Simon F. Nynens, Chairman
April 23, 2012

Exhibit A

WAYSIDE TECHNOLOGY GROUP, INC.

2012 STOCK-BASED COMPENSATION PLAN

1.                                      Purpose

This 2012 Stock-Based Compensation Plan (the “Plan”) has been established by Wayside Technology Group, Inc. (the “Company”) (i) to attract and retain persons eligible to participate in the Plan; (ii) motivate Participants (as defined herein), by means of appropriate incentives, to achieve long-range goals; and (iii) link participants’ interests with those of the Company’s stockholders through compensation that is based on the common stock, and thereby promote the continued growth and financial success of the Company.

2.                                      Definitions

For purposes of the Plan, the following terms shall have the meanings set forth below:

(a)                                 “Award” means an Option, SAR, Stock Bonus, Restricted Stock, Deferred Stock, Stock Unit or other equity-based award granted under the terms of the Plan.

(b)                                 “Award Agreement” means an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing an Award.

(c)                                  “Award Formula” means as to any performance period, a formula or matrix, if applicable, established by the Committee pursuant to this Plan, and in accordance with the requirements of Section 162(m) of the Code, in order to determine the Awards (if any) to be paid to Executive Participants and certain other Participants. The formula or matrix may differ from Participant to Participant.

(d)                                 “Board” means the Board of Directors of Wayside Technology Group, Inc.

(e)                                  “Cause” means: (i) the Participant’s conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (ii) conduct of the Participant related to the Participant’s employment or service for which either criminal or civil penalties against the Participant or the Company may be sought; (iii) material violation of the Company’s policies, including but not limited to those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (iv) serious neglect or misconduct in the performance of the Participant’s duties for the Company or willful or repeated failure or refusal to perform such duties.

If, subsequent to a Participant’s termination of employment or service (whether voluntary or involuntary) without Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, such Participant’s employment or service shall be deemed to have been terminated for Cause. A Participant’s termination of employment or service for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

(f)                                   “Change in Control” means a change in control of a nature that would be required to be reported in response to Item 1 of a Current Report on Form 8-K as in effect on the date the Plan becomes effective under section 13 or 15(d) of the Exchange Act, provided that, without limitation, a Change in Control shall be deemed to have occurred if:

(i)                                   Any “Person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than:

(1)                                 Wayside Technology Group, Inc.,

(2)                                 any Person who on the date hereof is a director or officer of Wayside Technology Group, Inc., or

(3)                                 a trustee or fiduciary holding securities under an employee benefit plan of Wayside Technology Group, Inc., is or becomes the “beneficial owner,” (as defined in Rule 13-d3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; or

(ii)                                During any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or

(iii)                             The stockholders of the Company approve: (A) a plan of complete liquidation of the Company; or (B) an agreement for the sale or disposition of all or substantially all of the Company’s assets; or (C) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization (collectively, a “Transaction”), that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the voting securities of the Company (or the surviving entity, or an entity which as a result of the Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) outstanding immediately after the Transaction.

(g)                                  “Code” means the Internal Revenue Code of 1986, as amended.  A reference to any provision of the Code shall include reference to any successor provision of the Code.

(h)                                 “Committee” means the Compensation Committee of the Board; provided, however, that the Committee shall at all times have at least two members, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of section 162(m) of the Code, and independent within the meaning of any applicable stock exchange rule.

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(i)                                     “Common Stock” means the common stock of Wayside Technology Group, Inc., par value $0.01 per share.

(j)                                    “Company” means Wayside Technology Group, Inc. and any “subsidiary corporation” (as that term is defined in Code section 424(f)) with respect to Wayside Technology Group, Inc.

(k)                                 “Deferred Stock” means an Award made under Section 7 to receive Common Stock at the end of a specified Deferral Period.

(l)                                     “Deferral Period” means the period during which the receipt of a Deferred Stock Award under Section 7 will be deferred.

(m)                             “Disability” means a disability described in section 422(c)(6) of the Code.

(n)                                 “Employee” means an officer or salaried employee of the Company providing key services to the Company, including a director who is such an employee. Employee shall also include individuals of the Company who are not salaried employees, but who receive Awards under the Plan conditioned on their becoming an Employee.

(o)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)                                 “Executive Participant” means a Participant who is reasonably expected to be a “covered employee” within the meaning of Section 162(m)(3) of the Code with respect to any Performance Period in which the Company would be entitled to take a compensation deduction for an Actual Award to such Participant (determined without regard to the limitation on deductibility imposed by Section 162(m)).

(q)                                 “Fair Market Value” of Common Stock on any given date shall be determined according to the following rules:

(1)                                 If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the “Fair Market Value” shall be the mean between the highest and lowest prices of the Common Stock on the date in question on the principal national securities exchange on which it is then listed or admitted to trading.  If no reported sale of Common Stock takes place on the date in question on the principal exchange, then the reported closing asked price of the Common Stock on such date on the principal exchange shall be determinative of “Fair Market Value.”

(2)                                 If the Common Stock is not at the time listed or admitted to trading on a stock exchange, the “Fair Market Value” shall be the mean between the highest reported asked price and lowest reported bid price of the Common Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Common Stock in such market.

(ii)                                  If the Common Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the “Fair Market Value” shall be as determined in good faith by the Committee.

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(r)                                    “Incentive Stock Option” means an Option that meets the requirements of an incentive stock option as defined in section 422 of the Code.

(s)                                   “Option” means the right granted under Section 6 to purchase Common Stock for a specified period of time at a stated price.  An Option may be an Incentive Stock Option or a Non-Qualified Stock Option.

(t)                                    “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(u)                                 “Participant” means an Employee, director or consultant who is eligible to participate in the Plan in accordance with Section 3 and to whom an Award is granted under the Plan.

(v)                                 “Performance Goal” means an objective and measurable performance goal determined by the Committee, in its discretion, to be applicable to Executive Participants, and if the Committee deems appropriate, certain other Participants, for a specified performance period (but that is substantially uncertain to be met before the grant of the Award, and is set by the Committee in writing no later than the 90th day of such performance period, or if earlier, the date prior to the date upon which 25% of such performance period has elapsed). As determined by the Committee, the Performance Goal for any Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) the price of the Common Stock; (ii) milestones related to or changes in the market share of the Company (or any business unit thereof); (iii) milestones related to or changes in sales by the Company (or any business unit thereof); (iv) earnings per share of Common Stock; (v) return on stockholder equity of the Company; (vi) milestones related to or changes in costs of the Company (or any business unit thereof); (vii) milestones related to or changes in cash flow of the Company (or any business unit thereof); (viii) return on total assets of the Company (or any business unit thereof); (ix) return on invested capital of the Company (or any business unit thereof); (x) return on net assets of the Company (or any business unit thereof); (xi) operating income of the Company (or any business unit thereof); or (xii) net income of the Company (or any business unit thereof).

(w)                               “Restricted Stock” means a share of Common Stock that is awarded under Section 8 and that is subject to the restrictions set forth in such Section.

(x)                                 “Restriction Period” means the period during which Restricted Stock is subject to forfeiture, which, if the Committee so provides may not expire until Retirement.

(y)                                 “Retirement” means: (i) with respect to a Participant who is an active participant in any qualified pension plan maintained by the Company, retirement with the Company under the provisions of such plan; and (ii) with respect to any other Participant, termination of employment or service (with respect to directors, but not consultants) with the Company under the procedures established by the Committee.

(z)                                  “SAR” means a stock appreciation right awarded under Section 10 and subject to the terms and conditions contained therein.

(aa)                          “Stock Unit” means the right granted under Section 11 to receive cash equal to the Fair Market Value of a share of Common Stock multiplied by the number of Stock Units

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awarded.  For purposes of this Plan, fractional Stock Units, measured to the nearest four decimal places, may be credited.

(bb)                          “Stock Bonus” means an award of a bonus payable in shares of Common Stock under Section 9.

(cc)                            “Ten Percent Stockholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Code section 424(d)), stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary corporation under Code section 424(f).

3.                                      Eligibility

Any Employee, non-Employee director of the Company or key consultant to the Company who is designated by the Committee as eligible to participate in the Plan shall be eligible to receive an Award under the Plan, provided that an Incentive Stock Option may only be granted to an Employee of the Company.

4.                                      Administration and Implementation of the Plan

(a)                                 Subject to Section 4(b), the Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in selecting the Participants to whom Awards will be granted, in determining the times at which Awards will be granted, in determining the type and amount of Awards to be granted to each such Participant, the terms and conditions of Awards granted under the Plan (including whether Awards may be exchanged for cash, made on a tandem basis, or deferrable or transferable by a Participant) and the terms of agreements which will be entered into with Participants.  The Committee shall have the power to establish different terms and conditions with respect to (i) the various types of Awards granted under the Plan, (ii) the granting of the same type of Award to different Participants (regardless of whether the Awards are granted at the same time or at different times), and (iii) the establishment of different Performance Goals and Award Formulas for different Participants.

(b)                                 The Committee shall not have the power to make or grant Awards to non-Employee directors of the Company. The Company’s Nominating and Corporate Governance Committee shall have the authority to make recommendations to the full Board regarding Awards that should be made to non-Employee directors of the Company. The full Board shall have sole and absolute authority to make Awards to non-Employee directors hereunder, upon the Nominating and Corporate Governance Committee’s recommendation.  Awards made to non-Employee directors shall be subject to the other provisions of the Plan and shall be administered by the Committee, unless the full Board provides otherwise.

(c)                                  The Committee, in its sole discretion, will establish an Award Formula for purposes of determining Awards (if any) intended as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code to each Executive Participant for each performance period. The Committee will establish each such Award Formula with sufficient specificity to satisfy the requirements of Section 162(m) of the Code at a time when the attainment of the related Performance Goals are substantially uncertain, and in no event later than the 90th day of such performance period, or if earlier, the date prior to the date

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upon which 25% of such performance period has elapsed. Each Award Formula will (a) be in writing and (b) provide for the payment of an Executive Participant’s actual Award based on whether or the extent to which the Performance Goals for the performance period are achieved. Notwithstanding the foregoing, in no event will an Executive Participant’s actual Award under this Plan for any performance period exceed the maximum possible award established pursuant to Section 5 of this Plan. Notwithstanding anything to the contrary in this Plan, in determining the actual Award for any Executive Participant, the Committee, in its sole discretion, may reduce (but not increase) the award payable to any Executive Participant below the award which otherwise would be payable under the Award Formula.

(d)                                 The Committee shall have the power to adopt regulations for carrying out the Plan (including regulations regarding the form and timing of elections and notices under the Plan) and to make changes in such regulations as it shall, from time to time, deem advisable. Any interpretation by the Committee of the terms and provisions of the Plan (including determinations of existence Cause and Disability hereunder) and the administration thereof, and all action taken by the Committee shall be final, binding and conclusive for all purposes and upon all Participants.

(e)                                  The Committee may condition the grant of any Award or the lapses of any Deferral Period or Restriction Period (or any combination thereof) upon the Participant’s achievement of a Performance Goal that is established by the Committee before the grant of the Award. The Committee shall have the discretion to determine the specific targets with respect to each of these categories of Performance Goals. Before granting an Award or permitting the lapse of any Deferral Period or Restriction Period, the Committee shall certify that an individual has satisfied the applicable Performance Goal.

(f)                                   The Committee, in its sole discretion, may specify that the achievement of the Performance Goals will be determined without regard to the negative or positive effect of certain events, including, without limitation, any of the following: (i) charges for “extraordinary items” and other unusual or non-recurring items of loss or gain; (ii) asset impairments; (iii) litigation or claim judgments or settlements; (iv) changes in the Code or tax rates; (v) changes in accounting principles from the methods used in the Company’s regular reports and financial statements; (vi) changes in other laws, regulations or other provisions affecting reported results; (vii) charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; (viii) gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; (ix) any recapitalization, reorganization, stock split or dividend, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution or other similar corporate transaction; and (x) foreign currency exchange gains or losses; provided that any such determination by the Committee with respect to a Executive Participant shall be made in a manner that is consistent with the provisions of Section 162(m) of the Code and the regulations and guidance promulgated thereunder.

(g)                                  Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.  Any such allocation or delegation may be revoked by the Committee at any time.

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(h)                                 The Committee may employ attorneys, consultants, accountants and other service providers.  The Committee, the Board, the Company and the Company’s officers shall be entitled to rely upon the advice and opinions of any such person.  No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made with respect to the Plan and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation in the manner provided in the Company’s bylaws.

5.                                      Shares Subject to the Plan

(a)                                 Subject to the following provisions of this Section, the maximum number of shares that may be delivered to Participants (or, if applicable, their heirs, legatees or permitted transferees) under the Plan shall not exceed 600,000 shares of Common Stock. Any shares issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)                                 Any shares of Common Stock issued under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. However, to the extent any shares of Common Stock covered by an Award are not delivered to a Participant (or, if applicable, his heir, legatee or permitted transferee) because the Award is forfeited or canceled, or the shares are not delivered because the Award is settled in cash, such shares shall be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

(c)                                  If the Exercise Price of any Option granted under the Plan is satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

(d)                                 Shares of Common Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is a result of the Company acquiring another entity (or an interest in another entity).

(e)                                  Subject to the other provisions of this Section, the following additional maximums are imposed under the Plan.

(1)                               The maximum number of shares of Common Stock that may be covered by Awards granted to any one individual under Sections 6 and 10 (relating to Options and SARs) shall be 300,000 shares during any calendar year.

(2)                               The maximum aggregate Award, or payment that can be made for Awards, granted to or earned by any one individual during any calendar year under Sections 7, 8, 9 and 11 (relating to Deferred Stock, Restricted Stock, Stock Bonus and Stock Units) for any single or combined Performance Goals established for any performance period shall be $1,000,000, as determined by reference to the Fair Market Value on the date of grant of the Award.

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6.                                      Options

The Committee may grant Options under the Plan.  Options shall be evidenced by a written Award Agreement.  Such Award Agreements shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable.  The grant of Options shall comply with and be subject to the following terms and conditions:

(a)                                 Identification of Options.  Each Option granted under the Plan shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option.  In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option.

(b)                                 Number of Options.  Subject to Section 5(e), the Award Agreement for each Option award shall specify the number of shares of Common Stock that a Participant may receive with respect to the Participant’s option.

(c)                                  Exercise Price.  The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but shall be not less than the Fair Market Value of a share of Common Stock on the date of grant.  In the case of any Incentive Stock Option granted to a Ten Percent Stockholder, the option price per share shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

(d)                                 Term and Exercise of Options.

(1)                                 An Award Agreement shall specify when an Option may be exercisable and the terms and conditions applicable thereto.  The term of an Option shall in no event be greater than ten years.

(2)                                 An Option may be exercised only for a whole number of shares of Common Stock.  The Committee shall establish the time and the manner in which an Option may be exercised.  The option price of the shares of Common Stock received upon the exercise of an Option shall be paid within three days of the date of exercise:  (i) in cash or, (ii) in cash received from a broker-dealer whom the Participant has authorized to sell all or a portion of the Common Stock covered by the Option, or (iii) with the consent of the Committee, in whole or in part in shares of Common Stock held by the Participant for at least six months and valued at their Fair Market Value on the date of exercise.  With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock which has been held by the Participant for at least six months (based on the Fair Market Value of the Restricted Stock on the date the Option is exercised, as determined by the Committee).  In such case the Common Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor.

(e)                                  Limitations on Grants of Incentive Stock Options.

(1)                                 Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an

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incentive stock option as defined in section 422 of the Code, and any provisions of the Option Agreement thereof that cannot be so construed shall be disregarded.  Only an Employee may be granted an Incentive Stock Option.  In no event may a Participant be granted an Incentive Stock Option which does not comply with such grant and vesting limitations as may be prescribed by section 422(b) of the Code.  Without limiting the foregoing, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option may first become exercisable by a Participant in any one calendar year under the Plan shall not exceed $100,000.

(2)                                 No Incentive Stock Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Participant, shall be exercisable only by the Participant.  Upon the death of a Participant, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section.

7.                                      Deferred Stock

The Committee may award Deferred Stock under the Plan, which shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve.  Deferred Stock Awards shall comply with and be subject to the requirements of Section 409A of the Code and the following terms and conditions:

(a)                                 Crediting of Deferred Stock.  Upon determination of the number of shares of Deferred Stock to be awarded to a Participant, the Committee shall direct that the same be credited to the Participant’s account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in Section 7(b).

(b)                                 Deferral Period and Performance Goals.

(1)                                 The Committee may condition the grant of an Award of Deferred Stock or the expiration of the Deferral Period upon the Participant’s achievement of one or more Performance Goal(s) specified in the Award Agreement.  If the Participant fails to achieve the specified Performance Goal(s), the Committee shall not grant the Deferred Stock Award to the Participant, or the Participant shall forfeit the Award and no Common Stock shall be transferred to him pursuant to the Deferred Stock Award.

(2)                                 The Award Agreement shall specify the duration of the Deferral Period taking into account termination of employment or service on account of death, Disability, Retirement or Cause.  The Deferral Period may consist of one or more installments.  At the end of the Deferral Period or any installment thereof the shares of Deferred Stock applicable to such installment credited to the account of a Participant shall be issued and delivered to the Participant (or, if applicable, his heir, legatee or permitted transferee) in accordance with the terms of the Award Agreement.  Notwithstanding the Deferral Period provided in an Award Agreement, the Committee may accelerate the delivery of all or any part of a Deferred Stock Award or waive the deferral limitations for all or any part of a Deferred Stock Award.

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(c)                                  Voting Rights and Dividends.

(1)                                 Prior to issuance and delivery, the Participant shall have no rights as a stockholder with respect to any shares of Deferred Stock credited to the Participant’s account.

(2)                                 Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the Participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested on such terms as are determined at the time of the Award and specified in the Award Agreement.

8.                                      Restricted Stock

The Committee may award shares of Restricted Stock.  Each grant of shares of Restricted Stock shall be evidenced by Award Agreements in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve.  Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

(a)                                 Terms of Restricted Stock.  The Award Agreement for a grant of Restricted Stock shall conform to the requirements of the Plan, and shall specify (i) the number of shares of Common Stock subject to the Award, (ii) the Restriction Period applicable to the Award, (iii) the events that will give rise to a forfeiture of the Award, and (iv) the Performance Goals, if any, that must be achieved in order for the restriction to be removed from the Award.  The agreement may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable.

(b)                                 Issuance of Certificates.  The Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Participant with the Participant designated as the registered owner.  The certificate(s) representing such shares shall be legended as to restrictions on the sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company.

(c)                                  Satisfaction of the Restriction Period.  At the end of the Restriction Period, the Committee shall determine, in light of the terms and conditions set forth in the Award Agreement, the number of shares of Restricted Stock with respect to which the restrictions imposed hereunder have lapsed.  The Restricted Stock with respect to which the restrictions shall lapse shall be converted to unrestricted Common Stock by the removal of the restrictive legends from the Restricted Stock.  Thereafter, Common Stock equal to the number of shares of the Restricted Stock with respect to which the restrictions hereunder shall lapse shall be delivered to the Participant (or, where appropriate, the Participant’s legal representative).

(d)                                 Voting Rights and Dividends.

(1)                                 Unless otherwise determined by the Committee, during the Restriction Period the Participant shall have the right to vote all shares of Restricted Stock.

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(2)                                 Dividends will be authorized by the Company to be paid to the Participant during the period the restriction is enforced, subject to the same restrictions as the underlying shares upon which the restriction is declared.

9.                                      Stock Bonus

The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time.  A Stock Bonus shall be paid at such time (including a future date selected by the Committee at the time of grant) and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus, including, if applicable, Section 14.  By way of example and not by way of limitation, the Committee may require, as a condition to the payment of a Stock Bonus, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant.  Prior to the date on which a Stock Bonus awarded hereunder is required to be paid, such Award shall constitute an unfunded, unsecured promise by the Company to distribute Common Stock in the future.

10.                               Stock Appreciation Rights

The Committee may grant SARs under the Plan, which shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve.  SARs shall comply with and be subject to the following terms and conditions:

(a)                                 Benefits Upon Exercise.

(1)                                 An SAR shall entitle the recipient to receive a payment equal to the excess of the Fair Market Value of the shares of Common Stock covered by the SAR on the date of exercise over the base price of the SAR.  Such payment may be in cash, in shares of Common Stock, in shares of Deferred Stock, in shares of Restricted Stock or any combination, as the Committee shall determine.  An SAR may be granted in tandem with all or a portion of a related Option under the Plan (“Tandem SAR”), or may be granted separately (“Freestanding SAR”).  A Tandem SAR may be granted either at the time of the grant of the Option or at any time thereafter during the term of the Option and shall be exercisable only to the extent that the related Option is exercisable.

(2)                                 Upon exercise of a Tandem SAR as to some or all of the shares of Common Stock covered by the grant, the related Option shall be canceled automatically to the extent of the number of shares of Common Stock covered by such exercise, and such shares shall no longer be available for purchase under the Option.  Conversely, if the related Option is exercised as to some or all of the shares of Common Stock covered by the grant, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares of Common Stock covered by the Option exercise.

(b)                                 Exercise Price.  The base price of a Tandem SAR shall be the option price under the related Option.  The base price of a Freestanding SAR shall be determined by the Committee at the time of the grant of such SAR but shall be not less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Freestanding SAR.

(c)                                  Other Restrictions.  SARs shall generally be subject to the same terms, conditions and limitations applicable to Options granted under Section 6.

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11.                               Stock Units

(a)                                 Grant of Stock Units.  Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement:  (i) authorize the granting of Stock Units to Participants and (ii) determine or impose other conditions to the grant of Stock Units under the Plan as it may deem appropriate.

(b)                                 Term.  The Committee may provide in an Award Agreement that any particular Stock Unit shall expire at the end of a specified term not to exceed 10 years.

(c)                                  Vesting.

(1)                                 Stock Units shall vest and first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Committee at the time of grant.  Stock Units may be payable upon termination of employment or service or upon other future event (including attainment of a Performance Goal).

(2)                                 Unless otherwise provided in the Award Agreement (except due to a termination for Cause), if a Participant terminates employment or service with the Company, any and all of the Participant’s Stock Units which have not vested prior to or as of such termination shall thereupon, and with no further action, be forfeited and cease to be outstanding.

(3)                                 If a Participant terminates employment or service with the Company for Cause, any and all of the Participant’s Stock Units which have not vested prior to or as of such termination shall thereupon, and with no further action, be forfeited and cease to be outstanding.

(d)                                 Settlement of Stock Units.

(1)                                 Each vested and outstanding Stock Unit shall be settled by the payment to the Participant of cash equal to the Fair Market Value of the Common Stock times the number of Stock Units to be settled.  The Fair Market Value shall be determined by reference to the date of termination or other future event as specified in the Award Agreement.

(2)                                 Unless otherwise provided in an Award Agreement, each Stock Unit shall be settled with a single-sum payment by the Company.

(3)                                 Unless otherwise provided in an Award Agreement and subject to Section 14, if applicable, the settlement date with respect to a Participant is the first day of the month to follow the Participant’s termination of employment or service.

(e)                                  Nature of Stock Units.  Stock Units are solely a device for the measurement and determination of the amounts to be paid to a Participant under the Plan.  Each Participant’s right in the Stock Units is limited to the right to receive payment, if any, as may herein be provided.  The Stock Units do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a mere bookkeeping reserve to meet its obligations hereunder or a

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trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.  The right of any Participant of Stock Units to receive payments by virtue of participation in the Plan shall be no greater than the right of any unsecured general creditor of the Company.  Nothing contained in the Plan shall be construed to give any Participant any rights with respect to Shares or any ownership interest in the Company.  Without limiting Section 8, no provision of the Plan shall be interpreted to confer any voting, dividend or derivative or other similar rights with respect to any Stock Units.

12.                               Other Equity-Based Awards

The Committee may grant other types of equity-based Awards in such amounts and subject to such terms and conditions, as the Committee shall in its sole discretion determine, subject to the provisions of the Plan.  Awards may entail the transfer of actual shares of Common Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

13.                               Effect of Termination of Employment or Service on Awards

(a)                                 Options and SARs.

(1)                                 Unless otherwise provided in an applicable Award Agreement and subject to Section 6(e), in the event that the employment or service of a Participant with the Company shall terminate for any reason other than Retirement, Cause, Disability or death (i) Options or SARs or SARs granted to such Participant, to the extent that they were exercisable on the Participant’s termination date, shall remain exercisable until the expiration of 90 days after such termination date, on which date they shall expire, and (ii) Options or SARs or SARs granted to such Participant, to the extent that they were not exercisable on his termination date, shall expire at the close of business on such date; provided, however, that no Option or SAR shall be exercisable after the expiration of its term.

(2)                                 Unless otherwise provided in an applicable Award Agreement and subject to Section 6(e), in the event that the employment or service of a Participant with the Company shall terminate on account of the death of the Participant, all Options or SARs or SARs granted to such Participant, to the extent that they were exercisable on the Participant’s termination date, shall remain exercisable until the expiration of one year after such date, on which date they shall expire.

(3)                                 Unless otherwise provided in an applicable Award Agreement and subject to Section 6(e), in the event that the employment or service of a Participant with the Company shall terminate on account of the Disability or Retirement of the Participant, all Options or SARs or SARs granted to such Participant, to the extent that they were exercisable on the Participant’s termination date (or, in the case of Retirement such later date determined by the Committee), shall remain exercisable until the expiration of the term specified in their applicable Award Agreement, on which date they shall expire.

(4)                                 In the event of the termination of a Participant’s employment or service for Cause, all outstanding Options or SARs or SARs granted to such Participant shall expire at the commencement of business on the Participant’s termination date (or deemed termination under Section 2(e)).

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(b)                                 Restricted Stock and Deferred Stock.

(1)                                 In the event that the employment or service of a Participant with the Company shall terminate for any reason (other than a termination that is for Cause) prior to the expiration of the Restriction Period or Deferral Period with respect to such shares of Restricted Stock or Deferred Stock, unless otherwise provided by the Committee in its sole discretion, such termination shall cause the immediate forfeiture of all shares of Restricted Stock, Deferred Stock or Stock Bonus that have not vested as of the Participant’s termination date.

(2)                                 In the event a Participant’s employment or service is or is deemed to have been terminated for Cause, all shares of Restricted Stock still subject to a Restriction Period and all shares of Deferred Stock still subject to a Deferral Period as of his termination date immediately shall be forfeited.

14.                               Deferral Election

Notwithstanding any provision of the Plan to the contrary, any Participant may elect, to the extent permitted by Section 409A of the Code, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer to a specified date the receipt of unrestricted Common Stock (or a cash payment hereunder) that the Participant would otherwise be entitled to receive pursuant to an Award.  Such deferral may, at the Committee’s sole discretion, be made in accordance with the terms of a non-qualified deferred compensation plan maintained by the Company.  Notwithstanding such an election, the Committee may distribute the unrestricted Common Stock (or cash payment, if applicable) deferred by any Participant under this Section if the Committee determines, in its discretion, that the continued deferral of Common Stock hereunder is no longer in the best interest of the Company or that such deferred Award would be immediately taxable to the Participant.

15.                               Adjustments upon Changes in Capitalization

In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, any distribution to stockholders other than a cash dividend, or any change in the corporate structure of the Company (or any sub-unit of the Company), the Committee, in its discretion, shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any other adjustments to outstanding Awards as it determines appropriate.  No fractional shares of Common Stock shall be issued pursuant to such an adjustment.  The Fair Market Value of any fractional shares resulting from adjustments under this Section shall, where appropriate, be paid in cash to the Participant.  The determinations and adjustments made by the Committee under this Section shall be conclusive.

16.                               Effect of a Change in Control

Unless otherwise provided by the Committee in an Award Agreement, any Award granted hereunder that has not been vested hereunder, or been canceled or forfeited under any provision of the Plan, shall become fully exercisable and vest immediately.  Any Awards deferred under Section 14 shall be paid prior to or as soon as practicable following a Change in Control, as determined by the Committee in its sole discretion.

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17.                               Tax Withholding

Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax requirements prior to the delivery of any certificate for such shares, or in the discretion of the Committee, the Company may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements.  Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements.

18.                               Section 409A

Awards, payments and distributions under the Plan are intended to comply with or be exempt from Section 409A of the Code, and, along with the Plan, shall be administered, construed and interpreted in accordance with such intent. To the extent that an Award and/or payment is subject to or exempt from Section 409A of the Code, it shall be awarded and/or paid in a manner that will comply with Section 409A of the Code or the applicable exemption from Section 409A, including any applicable regulations or guidance issued by the Secretary of the United States Treasury Department and the Internal Revenue Service with respect thereto. This Plan and any Award shall be interpreted and administered, when possible, to avoid the imposition on any Participant of any additional taxes, accelerated taxes, interest or penalty under Section 409A of the Code. If any provision of the Plan would, in the reasonable, good faith judgment of the Committee, result or likely result in the imposition on the Participant, a beneficiary or any other person of any additional tax, accelerated taxation, interest or penalties under Section 409A of the Code, the Committee may modify the terms of the Plan or any Award, or may take any other such action, without the Participant’s consent, in the manner that the Company and the Committee may reasonably and in good faith determine to be necessary or advisable to avoid the imposition of such additional tax, accelerated taxation, interest, or penalties or otherwise comply with Sections 409A of the Code. This Section 18 does not create an obligation on the part of the Company to modify the Plan or an Award and does not guarantee that an Award will not be subject to additional taxes, accelerated taxation, interest or penalties under Sections 409A of the Code. In no event shall the Company or any of its Subsidiaries be liable for any tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code. Notwithstanding anything herein to the contrary, if a Participant is deemed on the date of his or her “separation from service” (as determined by the Company pursuant to Section 409A of the Code) to be one of the Company’s “specified employees” (as determined by the Company pursuant to Section 409A of the Code), then any portion of any of such Participant’s Awards that constitutes deferred compensation within the meaning of Section 409A of the Code, and is payable or distributable upon the Participant’s separation from service, shall not be made or provided prior to the earlier of (i) the six-month anniversary of the date of the Participant’s separation from service, or (ii) the date of the Participant’s death (the “Delay Period”). All payments and distributions delayed pursuant to this Section 18 shall be paid or distributed to the Participant within thirty (30) days following the end of the Delay Period, subject to applicable withholding, and any remaining payments and distributions due after the end of the Delay Period shall be paid or distributed in accordance with the payment or distribution schedule specified for such Participant.

19.                               Award Forfeiture Provision

Notwithstanding any other provision of this Plan to the contrary, the Committee may provide for the forfeiture of Awards under the Plan and the benefits derived therefrom, in the event a Participant (or, if

15

applicable, his heir, legatee or permitted transferee) engages in conduct deemed to be harmful to, or not in the best interests of, the Company or if the Participant (or, if applicable, his heir, legatee or permitted transferee) fails to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or, if applicable, his heir, legatee or permitted transferee) evidencing an Award, unless such failure is remedied by within ten days after having been notified of such failure by the Committee.  Such provisions shall be included in the Award Agreements approved from time to time by the Committee and may be waived by the Committee, or its duly appointed agent, as determined in the Committee’s sole discretion.

20.                               Transferability

(a)                                 Except as specifically provided in Section 19(b), no Awards may be transferred by the Participant otherwise than by will, by the laws of descent and distribution, and during the Participant’s lifetime an Option may be exercised only by him.  During the Restriction Period or Deferral Period, if applicable, immediately upon any attempt to transfer any rights under or to a share of Restricted Stock or Deferred Stock, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.  Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised (if applicable) only by those person or persons who shall have acquired such right to exercise by will or the laws of descent and distribution.  Such Awards shall be subject to the restrictions, conditions and limitations that were applicable to such Award at the time of the Participant’s death and such other restrictions, conditions and limitations that the Committee shall determine in its sole discretion upon the death of the Participant.

(b)                                 The Committee, in its discretion, may allow for transferability of Non-Qualified Options by the Participant to children, grandchildren, spouse or common law spouse, siblings or parents of the Participant or to bona fide trusts, partnerships or other entities controlled by and of which the beneficiaries are Immediate Family Members of the Participant (“Immediate Family Members”).  Any Awards that are transferable are further conditioned on the Participant and Immediate Family Members agreeing to abide by the Company’s then current transfer guidelines applicable to such types of Award.

21.                               Effective Date, Termination and Amendment

(a)                                 Subject to the approval of the stockholders of the Company at Wayside Technology Group, Inc.’s 2012 annual meeting of stockholders, the Plan shall be effective as of March 30, 2012 (the “Effective Date”).  The Plan shall remain in full force and effect until the earlier of ten years from the date of stockholder approval, or the date it is terminated by the Board.  The Board shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without stockholder approval to the extent such approval is required under section 422 of the Code, section 162(m) of the Code, the rules of a stock exchange or any other applicable law.  Termination of the Plan under this Section shall not affect Awards outstanding under the Plan at the time of termination.

(b)                                 The Committee shall have the power unilaterally and without approval of a Participant to amend an existing Award in order to carry out the purposes of the Plan so long as such an amendment does not take away any benefit granted to a Participant by the Award and as long as the amended Award comports with the terms of the Plan; provided, however, that prior to a Change in Control, if and to the extent that the Committee determines the

16

Company’s federal tax deduction in respect of an Award may be limited as a result of section 162(m) of the Code, the Committee may take any and all actions it deems necessary, in its sole and absolute discretion with respect to any Award (including the amendment, delay or cancellation of an Award to the detriment of a Participant) hereunder to eliminate or minimize the non-deductible portion of any Award.  Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan or an Award.

22.                               Limitation of Implied Rights

(a)                                 Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company, in their sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company.  Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

(b)                                 Nothing contained in the Plan or any Award shall confer upon any Participant any right with respect to the continuation of his employment or service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.

(c)                                  No person shall have any claim or right to receive an Award hereunder.  The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant an Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

(d)                                 No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Award granted under this Plan until the date that the Participant becomes the registered owner of such shares.  Except as otherwise expressly provided in an Award Agreement, no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

23.                               Securities Law Matters

The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws.  Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock under the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded.  The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of

17

Common Stock under the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(a)                                 The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded.  The Committee may, in its sole discretion, and in accordance with procedures established by the Committee, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws.

(b)                                 It is intended that the Plan be applied and administered in compliance with Rule 16b-3 of the Exchange Act, as amended from time to time.  If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined be the Committee and such provision may be amended or Award modified as determined in the sole discretion of the Committee.

24.                               Severability of Provisions

If any provision of this Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

25.                               Applicable Law

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the Commonwealth of Delaware, without reference to the principles of conflicts of law.

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Exhibit B

Wayside Technology Group, Inc.

2012 EXECUTIVE INCENTIVE PLAN

SECTION 1.                            PURPOSE AND EFFECTIVE DATE

1.1                               Purpose of this Plan. The purpose of this Wayside Technology Group Inc. 2012 Executive Incentive Plan (this “Plan”) is to provide incentive compensation in order to attract, motivate, retain and reward executive officers of Wayside Technology Group, Inc. (the “Company”) through bonus awards payable upon attainment of objectively determinable performance goals related to the Company, a business unit and/or individual performance. This Plan is intended to permit the grant of awards which qualify as “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

1.2                               Effective Date. This Plan is effective as of March 30, 2012 (the “Effective Date”), subject to the approval of the stockholders of the Company in accordance with applicable law at the annual meeting of the Company’s stockholders in 2012.

SECTION 2.                            DEFINITIONS

2.1                               Definitions. The capitalized terms used in this Plan and not otherwise defined will have the meanings set forth below:

(a)                                 “Actual Award” means as to any Performance Period, the actual award (if any) payable to a Participant for the Performance Period, determined in accordance with Section 3.6 of this Plan.

(b)                                 “Board” means the Board of Directors of the Company.

(c)                                  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)                                 “Committee” means (i) the Compensation Committee of the Board or (ii) if no Compensation Committee exists, then a committee of Board members appointed by the Board to administer this Plan in accordance with Section 5.1 herein. The Committee will consist of not less than two members of the Board. The members of the Committee will be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee must qualify as an “outside director” within the meaning of Section 162(m) and the underlying regulations.

(e)                                  “Covered Employee Participant” means any Participant who is reasonably expected to be a “covered employee” within the meaning of Section 162(m)(3) of the Code with respect to any Performance Period in which the Company would be entitled to take a compensation deduction for an Actual Award to such Participant (determined without regard to the limitation on deductibility imposed by Section 162(m)).

(f)                                   “Covered Employee Performance Goals” means objective and measurable performance goals determined by the Committee, in its discretion, to be applicable to a Covered Employee Participant for a Performance Period. As determined by the Committee, the Covered Employee Performance Goals for any award may provide for a targeted level or levels of achievement using one or more of the following measures (which shall be applicable to the organizational level specified by the Committee, including, but not limited to, the Company or a segment thereof): earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the common stock of the Company (the “Stock”), economic value-added, funds from operations or similar measure, milestones related to or changes in sales or revenue, acquisitions or strategic transactions, operating income (loss), milestones related to or changes in cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The foregoing measures may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. The Covered Employee Performance Goals may differ from Covered Employee Participant to Covered Employee Participant and from award to award.

(g)                                  “Determination Date” means the 90th day of any Performance Period, or, if earlier, the date prior to the date upon which 25% of the Performance Period has elapsed.

(h)                                 “Eligible Employee” means any executive officer of the Company who is required at the time a Performance Period commences to file reports of beneficial ownership with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

(i)                                     “Fiscal Year” means the fiscal year of the Company.

(j)                                    “Maximum Award” means the aggregate incentive amount that may be earned under this Plan by a Participant for all Performance Periods beginning in any given fiscal year of the Company shall be $1,000,000.

(k)                                 “Participant” means as to any Performance Period, an Eligible Employee who has been selected by the Committee for participation in this Plan for such Performance Period.

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(l)                                     “Payout Formula” means as to any Performance Period, the formula or payout matrix established by the Committee pursuant to Section 3.3 of this Plan in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

(m)                             “Performance Goal” means a Covered Employee Performance Goal.

(n)                                 “Performance Period” means any Fiscal Year or other period determined by the Committee pursuant to Section 3.2(a) herein over which achievement of Performance Goals will be measured. A Performance Period may be a one-year period or any longer or shorter period, and may differ from Participant to Participant and from award to award.

(o)                                 “Section 162(m)” means Section 162(m) of the Code.

(p)                                 “Termination of Service” means a cessation of the employee-employer relationship between an Eligible Employee and the Company and its subsidiaries for any reason, including, without limitation, a termination by resignation, discharge, death, disability, retirement, or the sale of any subsidiary or other affiliate of the Company or the sale of a business unit or division of the Company, but excluding any such termination where there is a simultaneous reemployment by the Company or any subsidiary or other affiliate of the Company.

SECTION 3.                            SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

3.1                               Selection of Participants. The Committee, in its sole discretion, will select the Eligible Employees of the Company who will be Participants for any Performance Period. Participation in this Plan is in the sole discretion of the Committee. An Eligible Employee who is a Participant for a given Performance Period is in no way guaranteed or assured of being selected for participation in any subsequent Performance Period.

3.2                               Determination of Performance Period and Performance Goals.

(a)                                 The Committee, in its sole discretion, will determine the Performance Period applicable to awards made to Participants under this Plan.

(b)                                 The Committee, in its sole discretion, will establish the Performance Goals and related Payout Formulas for each Participant for each Performance Period. Such Performance Goals and related Payout Formulas will be set forth in writing and shall be set forth at a time when the attainment of the applicable Performance Goals are substantially uncertain and in no event later than the Determination Date for such Performance Period.

(c)                                  The Committee, in its sole discretion, may specify that the achievement of the Performance Goals will be determined without regard to the negative or positive effect of certain events, including, without limitation, any of the following: (i)

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charges for “extraordinary items” and other unusual or non-recurring items of loss or gain; (ii) asset impairments; (iii) litigation or claim judgments or settlements; (iv) changes in the Code or tax rates; (v) changes in accounting principles from the methods used in the Company’s regular reports and financial statements; (vi) changes in other laws, regulations or other provisions affecting reported results; (vii) charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; (viii) gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; (ix) any recapitalization, reorganization, stock split or dividend, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution or other similar corporate transaction; and (x) foreign currency exchange gains or losses; provided that any such determination by the Committee with respect to a Covered Employee Participant shall be made in a manner that is consistent with the provisions of Section 162(m) and the regulations and guidance promulgated thereunder.

3.3                               Determination of Payout Formula. The Committee, in its sole discretion, will establish a Payout Formula for purposes of determining the Actual Award (if any) payable to each Participant for each Performance Period. The Committee will establish each Payout Formula with sufficient specificity to satisfy the requirements of Section 162(m) at a time when the attainment of the related Performance Goals are substantially uncertain, and in no event later than the Determination Date for such Performance Period. Each Payout Formula will (a) be in writing and (b) provide for the payment of a Participant’s Actual Award based on whether or the extent to which the Performance Goals for the Performance Period are achieved. Notwithstanding the foregoing, in no event will a Covered Employee’s Actual Award for any Performance Period exceed the Maximum Award.

3.4                               Determination of Maximum Awards. The Committee, in its sole discretion, may establish a separate maximum award for a Participant, and any such maximum award will be set forth in writing. Notwithstanding the foregoing, in no event will a Covered Employee’s Actual Award for any Performance Period exceed the Maximum Award.

3.5                               Date for Determinations. The Committee will make all determinations with respect to awards to Covered Employee Participants under Sections 3.1, 3.2, 3.3 and 3.4 hereof on or before the Determination Date.

3.6                               Determination of Actual Awards.

(a)                                 After the end of each Performance Period, the Committee will determine and certify in writing the extent to which the Performance Goals applicable to each Participant for such Performance Period were achieved or exceeded. The Actual Award for each Participant will be determined by applying the Payout Formula to the level of actual performance that has been certified by the Committee.

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(b)                                 Notwithstanding anything to the contrary in this Plan, in determining the Actual Award for any Covered Employee Participant, the Committee, in its sole discretion, may reduce (but not increase) the award payable to any Covered Employee Participant below the award which otherwise would be payable under the Payout Formula. In no event shall any increase in an Actual Award be permitted with respect to a Covered Employee Participant.

SECTION 4.                            PAYMENT OF AWARDS

4.1                               Continued Employment. Except as otherwise determined by the Committee or as provided in Section 4.5 below, no Actual Award will be paid under this Plan with respect to a Performance Period to any Participant who has a Termination of Service prior to the date on which such award is paid pursuant to Section 4.3 below.

4.2                               Form of Payment. Each Actual Award will be paid to the Participant in cash.

4.3                               Timing of Payment. Payment of each Actual Award will be made as soon as administratively feasible, on a date determined by the Committee, following the certifications and determinations made by the Committee pursuant to Section 3.6 of this Plan after the end of the applicable Performance Period; provided, however, that, in no event will an Actual Award be paid later than 75 days after the end of such Performance Period.

4.4                               Awards Payable from Company’s General Assets. Each Actual Award that may become payable under this Plan will be paid solely from the general assets of the Company. Nothing in this Plan will be construed to create a trust or to establish or evidence any Participant’s claim of any right to payment of an Actual Award other than as an unsecured general creditor of the Company.

4.5                               Payment in the Event of Certain Terminations of Service. Notwithstanding the provisions of Section 4.1 of this Plan, in the event that the Participant is a party to an effective employment agreement with the Company or a subsidiary which provides for the payment of an annual bonus or a pro-rata portion thereof in the event of certain Terminations of Service, then the provisions of such employment agreement shall govern the payment of awards hereunder; provided that, in the case of any Covered Employee Participant, the provisions of such employment agreement are consistent with the status of the award as “qualified performance-based compensation” for purposes of Section 162(m).

SECTION 5.                            ADMINISTRATION

5.1                               Committee is the Administrator. This Plan will be administered by the Committee.

5.2                               Committee Authority. The Committee will administer this Plan in accordance with its provisions. The Committee will have full power and authority to (a) determine which

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Eligible Employees will be granted awards, (b) prescribe the terms and conditions of awards, (c) interpret this Plan and any awards, (d) adopt rules for the administration, interpretation and application of this Plan as are consistent with the terms hereof, and (e) interpret, amend or revoke any such rules. The Committee may make equitable adjustment to awards to reflect the impact of extraordinary events, provided that no such adjustment shall be permitted to the extent the adjustment would result in an award ceasing to constitute “qualified performance-based compensation” for purposes of Section 162(m).

5.3                               Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding on all persons and will be given the maximum deference permitted by law.

SECTION 6.                            AMENDMENT, TERMINATION AND DURATION

6.1                               Amendment or Termination. The Committee, in its sole discretion, may alter, amend or terminate this Plan in whole or in part at any time and for any reason; provided, however, that in no event will the Committee amend or modify this Plan to the extent such modification or amendment would cause the amounts payable under this Plan to Covered Employee Participants for a particular Performance Period to fail to qualify as “qualified performance-based compensation” for purposes of Section 162(m); and, provided further, that no amendment or other action that requires stockholder approval in order for the Plan to continue to comply with applicable law (including, but not limited to, amounts payable to Covered Employee Participants for a particular Performance Period qualifying as “qualified performance-based compensation” for purposes of Section 162(m)) shall be effective unless such amendment or other action shall be approved by the requisite vote of stockholders entitled to vote thereon. The amendment or termination of this Plan will not, without the consent of a Participant, materially and adversely alter or impair any rights or obligations under any Actual Award theretofore granted to such Participant. No award may be granted during any period after termination of this Plan.

6.2                               Duration of this Plan. This Plan became effective on the Effective Date, subject to approval by the stockholders of the Company at the 2012 annual meeting of the Company’s stockholders. Subject to the Committee’s right to terminate this Plan in accordance with Section 6.1 above, the Plan will terminate on the date five years after the 2012 annual meeting of the Company’s stockholders (the “Termination Date”). Awards granted to Participants on or prior to the Termination Date will remain in full force and effect after the Termination Date in accordance with the terms thereof, but no new awards may be granted after the Termination Date.

SECTION 7.                            GENERAL PROVISIONS

7.1                               Taxes and Withholding. The Company, as appropriate, may require any Participant entitled to receive a payment of an award to remit to the Company, prior to payment, an amount sufficient to satisfy any applicable tax withholding requirements. The Company,

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as appropriate, shall have the right to deduct and withhold from all cash payments made to a Participant (whether or not such payment is made in connection with an Actual Award) any and all applicable income or employment taxes, including federal, state and local taxes, or other amounts required to be withheld with respect to such payments.

7.2                               Section 409A. Awards, payments and distributions under the Plan are intended to comply with or be exempt from Section 409A of the Code, and, along with the Plan, shall be administered, construed and interpreted in accordance with such intent. To the extent that an award and/or payment is subject to or exempt from Section 409A of the Code, it shall be awarded and/or paid in a manner that will comply with Section 409A of the Code or the applicable exemption from Section 409A, including any applicable regulations or guidance issued by the Secretary of the United States Treasury Department and the Internal Revenue Service with respect thereto. This Plan and any award shall be interpreted and administered, when possible, to avoid the imposition on any Participant of any additional taxes, accelerated taxes, interest or penalty under Section 409A of the Code. If any provision of the Plan would, in the reasonable, good faith judgment of the Committee, result or likely result in the imposition on the Participant, a beneficiary or any other person of any additional tax, accelerated taxation, interest or penalties under Section 409A of the Code, the Committee may modify the terms of the Plan or any award, or may take any other such action, without the Participant’s consent, in the manner that the Company and the Committee may reasonably and in good faith determine to be necessary or advisable to avoid the imposition of such additional tax, accelerated taxation, interest, or penalties or otherwise comply with Sections 409A of the Code. This Section 7.2 does not create an obligation on the part of the Company to modify the Plan or an award and does not guarantee that an award will not be subject to additional taxes, accelerated taxation, interest or penalties under Sections 409A of the Code. In no event shall the Company or any of its Subsidiaries be liable for any tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code. Notwithstanding anything herein to the contrary, if a Participant is deemed on the date of his or her “separation from service” (as determined by the Company pursuant to Section 409A of the Code) to be one of the Company’s “specified employees” (as determined by the Company pursuant to Section 409A of the Code), then any portion of any of such Participant’s awards that constitutes deferred compensation within the meaning of Section 409A of the Code, and is payable or distributable upon the Participant’s separation from service, shall not be made or provided prior to the earlier of (i) the six-month anniversary of the date of the Participant’s separation from service, or (ii) the date of the Participant’s death (the “Delay Period”). All payments and distributions delayed pursuant to this Section 7.2 shall be paid or distributed to the Participant within thirty (30) days following the end of the Delay Period, subject to applicable withholding, and any remaining payments and distributions due after the end of the Delay Period shall be paid or distributed in accordance with the payment or distribution schedule specified for such Participant.

7.3                               No Effect on Employment or Service. Nothing in this Plan will interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of this Plan, transfer of employment of a

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Participant between the Company and any one of its subsidiaries or affiliates (or between such subsidiaries or affiliates) will not be deemed a Termination of Service. Employment with the Company is on an at-will basis only.

7.4                               Participation. No Eligible Employee will have the right to be selected to receive an award under this Plan, or, having been so selected, to be selected to receive a future award. There is no obligation for uniformity of treatment of Eligible Employees, Participants or holders or beneficiaries of Actual Awards.

7.5                               Clawback. Actual Awards under this Plan may be made subject to any incentive compensation recoupment policy of the Company in effect at the time of the making of the award or as required by applicable law, regulation or listing requirement.

7.6                               Successors. All obligations of the Company under this Plan with respect to awards granted hereunder will be binding on any successor to the Company, whether any such succession is the result of a direct or indirect purchase, merger, consolidation of the Company, acquisition of all or substantially all of the business or assets of the Company, or otherwise.

7.7                               Beneficiary Designations. If permitted by the Committee, a Participant under this Plan may name a beneficiary or beneficiaries to whom any Actual Award will be paid in the event of the Participant’s death. In the absence of any such designation, any awards remaining unpaid at the Participant’s death will be paid to the Participant’s estate.

7.8                               Nontransferability of Awards. No award granted under this Plan may be sold, transferred, pledged or assigned, other than by will or by the laws of descent and distribution. All rights with respect to an award granted to a Participant will be available during his or her lifetime only to the Participant.

7.9                               Severability. In the event any provision of this Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of this Plan, and this Plan will be construed and enforced as if the illegal or invalid provision had not been included.

7.10                        Requirements of Law. The granting of awards under this Plan will be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

7.11                        Governing Law. This Plan and all awards will be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

7.12                        Rules of Construction. Captions are provided in this Plan for convenience only, and captions will not serve as a basis for interpretation or construction hereof. Unless otherwise expressly provided or unless the context otherwise requires, the terms defined in this Plan include the plural and the singular.

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PROXY CARD

WAYSIDE TECHNOLOGY GROUP, INC.

1157 Shrewsbury Avenue

Shrewsbury, New Jersey 07702

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints SIMON F. NYNENS and KEVIN T. SCULL with the power to appoint their substitutes, and hereby authorizes them to represent and to vote on behalf of the undersigned all the shares of common stock, par value $.01 per share (the “Common Stock”), of Wayside Technology Group, Inc., that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at Morgens, Waterfall, Vintiadis & Company, Inc., 600 Fifth Avenue, 27th Floor, New York, New York, on June 6, 2012 at 10:00 AM, local time or any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such shares, upon the following proposals more fully described in the notice of and proxy statement for the Meeting (receipt whereof is hereby acknowledged, and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment or adjournments thereof).

1.	ELECTION OF DIRECTORS

FOR all nominees listed below ☐ WITHHOLD AUTHORITY to vote for nominees listed below ☐

(except as marked to the contrary below)

NOMINEES: SIMON F. NYNENS, WILLIAM H. WILLETT, F. DUFFIELD MEYERCORD, EDWIN H. MORGENS, ALLAN D. WEINGARTEN, MARK T. BOYER AND MIKE FAITH

(INSTRUCTION: To withhold authority to vote for any one or more nominees, write the name(s) of such nominee(s) name in the space provided below)

Vote on Proposals		For	Against	Abstain

2.	Approve the Company’s 2012 Stock-Based Compensation Plan	☐	☐	☐

3.	Approve the Company’s 2012 Executive Incentive Plan	☐	☐	☐

4.	To ratify the selection of EisnerAmper LLP as the Company’s independent registered public accountingfirm for the fiscal year ending December 31, 2012	☐	☐	☐

(continued, and to be executed, on the reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN ITEM 1 AND FOR PROPOSAL 2, AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

I will ☐ will not ☐ attend the Meeting.

Dated:	, 2012

SIGNATURE

SIGNATURE IF HELD JOINTLY

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WAYSIDE TECHNOLOGY GROUP, INC.